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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
HAEMONETICS CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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HAEMONETICS®

HAEMONETICS CORPORATION

Notice of Annual Meeting of Stockholders

July 31, 2008

To the Stockholders:

The Annual Meeting of our Stockholders will be held on Thursday, July 31, 2008 at 9:30 a.m. at our Corporate Offices located at 400 Wood Road, Braintree, Massachusetts for the following purposes:

1.
To elect three Directors as more fully described in the accompanying Proxy Statement.

2.
To consider and act upon a proposal to approve an amendment of the Haemonetics Corporation 2005 Long-Term Incentive Compensation Plan.

3.
To ratify the selection of Ernst & Young LLP as independent registered public accountants for fiscal year 2009.

4.
To consider and act upon any other business which may properly come before the meeting.

        The Board of Directors has fixed the close of business on June 2, 2008 as the record date for the meeting. All stockholders of record on that date are entitled to notice of and to vote at the meeting.

        Whether or not you plan to attend the meeting, please complete and return the enclosed proxy in the envelope provided or vote by telephone or the Internet pursuant to instructions provided with the proxy.

By Order of the Board of Directors
Alicia R. Lopez Secretary
Braintree, Massachusetts June 25, 2008

HAEMONETICS CORPORATION
PROXY STATEMENT

GENERAL INFORMATION

        This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Haemonetics Corporation (the "Company") for use at the Annual Meeting of Stockholders (the "Meeting") to be held on Thursday, July 31, 2008 at the time and place set forth in the Notice of Meeting, and at any adjournment thereof. The approximate date on which this Proxy Statement and form of proxy are first being sent to stockholders is June 19, 2008.

Voting

        If a proxy is properly delivered, it will be voted in the manner directed by the stockholder. This year, stockholders have the ability to choose from four means of voting: (1) mailing of the proxy card, (2) via telephone, by calling 1-866-564-2331, (3) via internet, by using https://www.proxyvotenow.com/hae, or (4) in person at the Meeting. If no instructions are specified with respect to any particular matter to be acted upon, the proxy will be voted in favor of the election of directors as set forth in this Proxy Statement and FOR Items 2 and 3 listed in the Notice of the Meeting.

        Any person delivering a proxy has the power to revoke it by voting in person at the Meeting or by giving written notice of revocation to the Secretary of the Company at any time before the proxy is exercised. Alternatively, any person wishing to revoke a vote submitted by telephone or internet may (a) simply re-vote in the same manner and the last received vote cast will be recorded in the final tally or (b) vote in person at the Meeting.

        Directions to the Meeting may be obtained by contacting Investor Relations. If calling from within the United States, please call (800) 225-5242 extension 9457. International callers, please use (781) 356-9457. To contact us in writing:

        Haemonetics Corporation
        Attn: Investor Relations
        400 Wood Road
        Braintree, MA 02184

Materials Available on Internet

        The Company's 2008 Annual Report, this Proxy Statement, and a form of proxy are available at http://www.proxyvotenow.com/hae.

Quorum

        A majority of the votes entitled to be cast on the matter must be present in person or be represented by proxy at the Meeting in order to constitute a quorum for the election of any director or for the consideration of any question.

        The election of the nominees for director will be decided by plurality vote. To approve Items 2 and 3 listed in the Notice of Meeting, it is necessary that the votes cast favoring the action exceed the votes cast opposing the action.

        Abstentions and "non-votes" are counted as present in determining whether the quorum requirement is satisfied. A "non-vote" occurs when a nominee holding shares for a beneficial owner is present or represented at the Meeting but does not vote on a particular matter. Abstentions and broker non-votes will not be taken into account in determining the outcome of the election of directors and in determining the outcome of the votes on Items 2 and 3.

        However, under a policy adopted by the Board of Directors, in an uncontested election, any nominee for director who does not receive the favorable vote of at least a majority of the votes cast with respect to such director is required to tender his or her resignation to the Board of Directors. For purposes of the policy, a majority of votes cast means that the number of shares voted "for" a director's election exceeds 50% of the number of votes cast with respect to that director's election.

Votes cast include votes to withhold authority and exclude abstentions with respect to that director's election.

        The Nominating and Governance Committee will make a recommendation to the Board as to whether to accept or reject the resignation, or whether other action should be taken. The Board will act on the committee's recommendation and publicly disclose its decision, and the rationale behind it, within 90 days from the date of the certification of the election results. The director who tenders his or her resignation will not participate in the committee's recommendation or in the Board's decision.

        If a majority of the members of the committee fail to receive a "majority vote" in the same election, then the independent directors on the full Board of Directors shall appoint a committee from among themselves to consider the resignations and recommend to the Board whether to accept them.

        If a director's resignation is not accepted by the Board of Directors, the director shall continue to serve for the balance of the term for which he or she was elected and until his or her successor is duly elected, or his or her earlier resignation or removal.

        If a director's resignation is accepted by the Board of Directors, then the Board of Directors may fill any resulting vacancy pursuant to the by-laws of the Company or may decrease the size of the Board of Directors pursuant to the by-laws of the Company.

Solicitation of Proxies

        The Company will bear the cost of this solicitation. It is expected that the solicitation will be made primarily by mail, but regular employees (none of whom will receive any extra compensation for their activities) or representatives of the Company may also solicit proxies by telephone, e-mail or in person and arrange for brokerage houses and their custodians, nominees and fiduciaries to send proxies and proxy materials to their principals at the expense of the Company. The Company has retained a proxy solicitation firm to aid in soliciting proxies from its stockholders. The fees of such firm are not expected to exceed $9,000 plus reimbursement of out-of-pocket expenses. The Company's principal executive offices are located at 400 Wood Road, Braintree, Massachusetts, USA 02184-9114, telephone number (781) 848-7100.

Record Date and Voting Securities

        Only stockholders of record at the close of business on June 2, 2008 are entitled to notice of and to vote at the meeting. On that date, the Company had outstanding and entitled to vote 25,522,520 shares of common stock with a par value of $.01 per share. Each outstanding share entitles the record holder to one vote.

BOARD OF DIRECTORS

Meetings of the Board of Directors

        The Board of Directors meets four times per year in regular meetings to address the following areas in addition to routine or special business: spring meeting (Annual Operating Plan); summer meeting (Governance), fall meeting (Strategic Plan) and winter meeting (Succession Plan) During the last fiscal year, there were three meetings of the full Board of Directors of the Company and a special conference call of the Board of Directors. (The spring meeting to review and approve the next year's Annual Operating Plan was held March 29, 2007, technically outside of the 2008 fiscal year). All of the directors attended at least 75% of the aggregate of (i) the total number of meetings of the full Board of Directors held while he or she was a director, and (ii) the total number of meetings held by Committees of the Board of Directors on which they served. All directors are strongly encouraged to attend the Meeting.

Executive Sessions

        Executive sessions of the non-management directors (all of whom are independent) are generally held at the end of each board meeting. The Lead Director of the Board of Directors, Ronald Gelbman, presides over all such executive sessions.

Communications with the Board of Directors

        Interested parties and stockholders may communicate with the Board of Directors, or the non-management directors as a group, or any individual director by sending communications to the attention of the Secretary of the Company, Alicia R. Lopez, who will forward such communications to the Chairman or Lead Director. Communications may also be sent via the Company's website: http://www.haemonetics.com/site/content/investor/complaint-handling.asp

Corporate Governance Principles and Board Matters

        The Company's Code of Business Conduct, Governance Guidelines and the Charters of the Audit, the Compensation, and the Nominating and Governance committees may be viewed on the Company's website at http://www.haemonetics.com/site/content/investor/corp   gov.asp and printed copies can be obtained by contacting the Secretary at the Company's headquarters.

Board Independence

        The Board has determined that each of the directors who has served since the beginning of fiscal 2008, with the exception of Mr. Nutter, has no material relationship with the Company and is independent within the meaning of the Securities and Exchange Commission and the New York Stock Exchange director independence standards in effect.

Committees of the Board

        Compensation—The Board of Directors has a Compensation Committee composed of independent directors who are not employees of the Company. Currently, the members of the Compensation Committee are Pedro Granadillo, Chairman, Susan Bartlett Foote, and Richard J. Meelia. The Compensation Committee has overall responsibility for evaluating and approving the compensation plans, policies and programs of the Company related to the chief executive officer and his direct reports and administers the Company's 2005 Long-term Incentive Plan. During the last fiscal year, there were five meetings of the Compensation Committee.

        The Committee specifically:

  •
  determines the Company's compensation philosophy and policy for the chief executive and other senior management;

  •
  ensures that the Board annually reviews and approves corporate goals and objectives relevant to chief executive's compensation;

  •
  annually reviews and approves the relevant peer groups to be used for compensation comparison purposes and regularly reviews the competitive standing of all components of executive compensation;

  •
  reviews and approves compensation of the chief executive officer and his direct reports;

  •
  reviews and approves senior management employment agreements, severance arrangements, and change in control agreements/provisions, in each case as, when and if appropriate, along with any executive benefits beyond those provided to other employees;

  •
  approves the grant of equity awards to officers, employees and directors under the Company's incentive compensation plans and agreements—the Committee determines eligibility, the number and type of awards available for grant, and the terms and conditions of such grants;

  •
  reviews and approves statements to shareholders on compensation matters which are required by the Securities and Exchange Commission, including the review of the Compensation Discussion and Analysis to be included in the Company's proxy statement; and

  •
  has the sole authority to retain and terminate any consultant to be used to assist in the evaluation of executive and director compensation and has the sole authority to approve the consultant's fees and other retention terms—the Compensation Committee also has the authority to obtain advice and assistance from internal or external legal, accounting or other advisors.

        Audit—The Board of Directors has an Audit Committee composed of independent directors who are not employees of the Company. Currently, the members of the Audit Committee are Ronald Merriman, Chairman, Lawrence Best, and Ronald Gelbman. The Board has determined that service by Ronald Merriman on the audit committees of three other public companies while he is serving on our Audit Committee does not impair Mr. Merriman's ability to effectively serve on our Audit Committee. During the last fiscal year, there were five meetings of the Audit Committee.

        The Audit Committee:

  •
  provides general oversight of the Company's financial reporting and disclosure practices, system of internal controls, and processes for monitoring compliance by the Company with Company policies;

  •
  is directly responsible for the appointment (subject to stockholder ratification), termination, and compensation of the independent registered public accounting firm;

  •
  reviews with the Company's independent registered public accounting firm the scope of the audit for the year and the results of the audit when completed; and

  •
  reviews with the Company's internal audit function various matters relating to internal accounting controls.

        Governance—The Board of Directors has a Nominating and Governance Committee composed of independent directors who are not employees of the Company. Currently, the members of the Nominating and Governance Committee are Ronald Gelbman, Chairman, Pedro Granadillo, and Mark Kroll. The Nominating and Governance Committee recommends nominees for election as directors to the full Board of Directors. During the last fiscal year, there were six regular meetings of the Nominating and Governance Committee.

        The Nominating and Governance Committee:

  •
  considers recommendations for nominees for directorships submitted by stockholders, directors and members of management;

  •
  recommends to the Board a set of corporate governance principles applicable to the Company;

  •
  periodically reviews the Company's corporate governance guidelines and recommends appropriate changes as applicable; and

  •
  in collaboration with the Compensation Committee, recommends changes to board compensation based on outside market data and independent consultant recommendations.

Director Nomination Process

        The Nominating and Governance Committee will review and evaluate all director nominations in the same manner. Stockholders who wish to submit candidates for consideration as nominees may submit an appropriate letter and resume to the Secretary of the Company at the Company's executive offices in Braintree, Massachusetts.

        When identifying director nominees, the Nominating and Governance Committee will consider the following minimum criteria:

  •
  the nominee's reputation, integrity, independence of thought and judgment, financial sophistication, leadership and (for New York Stock Exchange and Securities and Exchange Commission purposes) independence;

  •
  the nominee's skills and business, personal and professional accomplishments, government or other professional experience and acumen, bearing in mind the composition of the Board and the current state of the Company and the markets in which the Company is active at the time;

  •
  the number of other public companies for which the nominee serves as a director;

  •
  the extent to which the nominee is prepared to participate fully in Board activities, including at least one Board committee and attendance at, and active participation in, meetings of the Board and the committee(s) of which he or she is a member, and not have other commitments that would, in the judgment of the Committee, interfere with or limit his or her ability to do so;

  •
  the extent to which the nominee helps the Board reflect the diversity and interests of the Company's stockholders, employees, customers and communities;

  •
  the willingness of the nominee to meet the Company's stock ownership requirements for directors;

  •
  the nominee's knowledge of one or more segments of the Company's business; and

  •
  the nominee's commitment to increasing stockholder value in the Company.

        In the case of current directors being considered for re-nomination, the Nominating and Governance Committee will also take into consideration the director's history of attendance at Board and committee meetings, tenure as a member of the Board, and preparation for and participation in such meetings.

        The Company's nomination process for new Board members is as follows:

  •
  The Nominating and Governance Committee, the Chairman of the Board, or other Board member identifies a need to add a new Board member who meets specific criteria or to fill a vacancy on the Board.

  •
  The Nominating and Governance Committee initiates a search seeking input from Board members and senior management and hiring a search firm, if necessary.

  •
  The Nominating and Governance Committee considers recommendations for nominees for directorships submitted by stockholders.

  •
  The initial list of candidates that will satisfy specific criteria and otherwise qualify for membership on the Board, are identified and presented to the Nominating and Governance Committee, or its delegate, which evaluates the candidates.

  •
  The Chairman of the Board, the Chairman of the Nominating and Governance Committee, and at least one other member of the Nominating and Governance Committee interview top candidates.

  •
  The full Board is kept informed of progress.

  •
  The Nominating and Governance Committee may offer other Board members the opportunity to interview the candidates and then meets to consider and approve the final candidates.

  •
  The Nominating and Governance Committee seeks full Board endorsement of the final candidates.

  •
  The final candidates are nominated by the Board or elected to fill a vacancy.

ITEM 1—ELECTION OF DIRECTORS

        Pursuant to the Articles of Organization of the Company, the Board of Directors is divided into three classes, with each class being as nearly equal in number as possible. One class is elected each year for a term of three years and until their successors shall be duly elected and qualified or until their death, resignation or removal. The terms of Lawrence C. Best, Richard J. Meelia and Ronald L. Merriman are expiring at this annual meeting.

        The persons named in the accompanying proxy will vote, unless authority is withheld, for the election of the nominees named below. If any such nominees should become unavailable for election, which is not anticipated, the persons named in the accompanying proxy will vote for such substitutes as the Board of Directors may recommend. Should the Board of Directors not recommend a substitute for any nominee, the proxy will be voted for the election of the remaining nominees. The nominees are not related to each other or to any executive officer of the Company or its subsidiaries.

        The Board of Directors believes election of Lawrence C. Best, Richard J. Meelia and Ronald L. Merriman as Directors of the Company for the ensuing 3 years is in the best interests of the Company and its shareholders and recommends a vote FOR such nominees.

Nominees for terms ending in 2011

Name, Age, and Board Data		Position, Principal Occupation, Business Experience and Directorships
Lawrence C. Best	•	Current Chairman of OXO Capital LLC.
Age 58 First elected Director in 2003	•	Between 1992 and 2007, Mr. Best served as Executive Vice President and CFO for Boston Scientific, a worldwide medical device manufacturer
	•	Previously partner at Ernst & Young, accounting firm specializing in serving multinational companies in the high technology and life sciences fields
	•	1979 to 1981, two year fellowship at the Securities and Exchange Commission and one-year term as White House-appointed Presidential Exchange Executive
	•	Currently serves as a member of the Board of Directors of Biogen Idec, Inc. and on the President's Council of Massachusetts General Hospital in Boston
Richard J. Meelia	•	Since July 2007 to present, CEO of Covidien
Age 59 First elected Director in 2005	•	1995 to July 2007, President of Tyco Healthcare, a multi-billion dollar healthcare business
	•	1991 to 1995, Group President of Kendall Healthcare Products Company, a $450 million healthcare business
	•	1987 to 1990, President of Infusaid, Inc., a division of Pfizer
	•	1973 to 1987, in several different roles including Vice President of Sales and Marketing at American Hospital Supply Corporation/Kendall McGaw
	•	Currently Chairman of the Board EmployAbility, Inc., and member of the Boards of Directors at Chernobyl Children Project, Inc.
Ronald L. Merriman Age 63	•	2003 to present, managing partner of Merriman Partners, a business consulting firm
First elected Director in 2005	•	2000 to 2003, Managing Director and Member of the Office of the Chair at O'Melveny & Myers LLP

•	1999 to 2000, Executive Vice President of Carlson Wagonlit Travel
•	1967 to 1997, increasingly responsible positions at KPMG including Vice Chair of the Executive Management Committee, managing partner of the firm's Global Health Care Business, Board Member, and Senior Partner
•	Currently a member of the Board of Directors and chair of the Audit Committee of Aircastle Limited, a publicly traded aircraft leasing company; member of the Board of Directors and chair of the Audit Committee of Pentair, Inc., a publicly traded global diversified industrial company and a member of the Board, Governance and Nominating Committee, Strategic Planning Committee and Audit Committee of Realty Income Corporation, a publicly traded real estate investment trust

Sitting Board Members

Name, Age, and Board Data		Position, Principal Occupation, Business Experience and Directorships
Ronald G. Gelbman Age 60 First elected Director in 2000	•	1998 to 2000, Johnson & Johnson Worldwide Chairman of the Health Systems and Diagnostics Group and member of the Executive Committee
Serving a term ending in 2009	•	1994 to 1998, Johnson & Johnson Worldwide chairman, Pharmaceuticals and Diagnostics and member of the Executive Committee
	•	1972 to 1994, various senior level positions throughout the Johnson and Johnson organization
	•	Currently a member of the Board of Directors of Clockwork Home Services, a private company; and the SunTrust Southwest Florida Board of Advisors; Trustee at Rollins College, Chair of Sarasota YMCA; and Chair of Out-of-Door Academy College Preparatory School
Brad Nutter	•	In January 2008, named Chairman of the Board of Directors
Age 56	•	Since April 2003, President and CEO of the Company
First elected Director in 2003 Serving a term ending in 2009	•	2000 to 2003, President and CEO, Gambro Healthcare, an international dialysis services company, a division of Gambro AB
	•	1997 to 2000, Executive Vice President and Chief Operating Officer of Syncor International, Inc., a radiopharmaceuticals and medical imaging company
	•	Previously, senior positions at American Hospital Supply and Baxter International, Inc.
Susan Bartlett Foote Age 61 First elected Director in 2004 Serving a term ending in 2010	•	2006 to Present, Professor, Division of Health Policy and Management, School of Public Health, University of Minnesota. 1999 to 2006, Associate Professor and from 1999 to 2005 Division Head
	•	1996 to 1999, President, Public Policy Partners, a health policy consulting firm
	•	1995 a Partner in the law firm of Dorsey & Whitney

	•	1991 to 1994, a Senior Health Policy Analyst for the United States Senate
	•	1982 to 1993, Associate Professor of Business & Public Policy at the University of California at Berkeley
	•	Currently, member of the California State Bar Association; board member of Banner Health; Director of the Medical Technology Leadership Forum; and member of the Saint Paul Heritage Preservation Commission
Pedro P. Granadillo Age 61 First elected Director in 2004	•	1998 to 2004, Senior Vice President of Eli Lilly & Company with responsibilities for manufacturing, quality and human resources
Serving a term ending in 2010	•	1993 to 1998, Vice President, Human Resources at Eli Lilly & Company
	•	1970 to 1998 various senior positions at Eli Lilly & Company in manufacturing including thirteen years in Europe
	•	Currently, member of the Board of Directors of Nile Therapeutics, a pharmaceutical company, and Noven Pharmaceuticals
Mark W. Kroll, Ph.D. Age 55 First elected Director in 2006 Serving a term ending in 2010	•
1995 to 2005, with St. Jude Medical, Inc.; senior level positions including 2001 to 2005 as Senior Vice President and Chief Technology Officer of the Cardiac Rhythm Management Division and 1999 to 2001 as Senior Vice President for Technology and Design
	•	Adjunct Full Professor of Biomedical Engineering at the California Polytechnic State University, Adjunct Full Professor of Biomedical Engineering at the University of Minnesota, and Faculty member for the University of California Anderson School of Business program for Creativity and Innovation
	•	Currently, serves on the Board of Directors for Taser International, Inc. and NewCardio Inc.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS, AND MANAGEMENT

        The following table sets forth, as of May 23, 2008, certain information with respect to beneficial ownership of the Company's common stock by: (i) each person known by the Company to own beneficially more than five percent of the Company's common stock; (ii) each of the Company's directors and nominees and each of the executive officers named in the Summary Compensation Table in this Proxy Statement; and (iii) all directors and executive officers as a group.

Ownership Table

Name of Beneficial Owner	Title of Class	Amount & Nature Beneficial Ownership	Percent of Class
Brad Nutter(1)	Common Stock	555,000	2.17%
Christopher Lindop(2)	Common Stock	16,465	0.06%
Peter M. Allen(3)	Common Stock	131,738	0.52%
Brian P. Concannon(4)	Common Stock	151,660	0.59%
Robert B. Ebbeling(5)	Common Stock	129,578	0.51%
Ronald G. Gelbman(6)	Common Stock	55,729	0.22%
Lawrence C. Best(7)	Common Stock	138,287	0.54%
Susan Bartlett Foote(8)	Common Stock	33,287	0.13%
Pedro P. Granadillo(9)	Common Stock	38,087	0.15%
Mark W. Kroll(10)	Common Stock	26,287	0.10%
Richard J. Meelia(11)	Common Stock	26,287	0.10%
Ronald L. Merriman(12)	Common Stock	26,287	0.10%
Neuberger Berman, LLC(13)	Common Stock	2,726,835	10.73%
TimeSquare Capital Management, LLC(14)	Common Stock	2,074,531	8.20%
Capital Research & Management Co.(15)	Common Stock	1,971,400	7.80%
Aletheia Research and Management, Inc.(16)	Common Stock	1,479,877	5.82%
Barclays Global Investors, N.A.(17)	Common Stock	1,319,406	5.19%
All executive officers and directors as a group (12 persons)(18)	Common Stock	1,328,692	4.32%

(1)
Includes 550,000 shares that Mr. Nutter has the right to acquire upon the exercise of options currently exercisable or exercisable within 60 days of May 23, 2008.

(2)
Includes 14,594 shares which Mr. Lindop has the right to acquire upon the exercise of options currently exercisable or exercisable within 60 days of May 23, 2008.

(3)
Includes 126,472 shares which Mr. Allen has the right to acquire upon the exercise of options currently exercisable or exercisable within 60 days of May 23, 2008.

(4)
Includes 132,822 shares which Mr. Concannon has the right to acquire upon the exercise of options currently exercisable or exercisable within 60 days of May 23, 2008.

(5)
Includes 114,153 shares which Mr. Ebbeling has the right to acquire upon the exercise of options currently exercisable or exercisable within 60 days of May 23, 2008.

(6)
Includes 51,000 shares which Mr. Gelbman has the right to acquire upon the exercise of options currently exercisable or exercisable within 60 days of May 23, 2008.

(7)
Includes 38,000 shares which Mr. Best has the right to acquire upon the exercise of options currently exercisable or exercisable within 60 days of May 23, 2008.

(8)
Includes 32,000 shares which Ms. Foote has the right to acquire upon the exercise of options currently exercisable or exercisable within 60 days of May 23, 2008.

(9)
Includes 32,000 shares which Mr. Granadillo has the right to acquire upon the exercise of options currently exercisable or exercisable within 60 days of May 23, 2008.

(10)
Includes 26,000 shares which Mr. Kroll has the right to acquire upon the exercise of options currently exercisable or exercisable within 60 days of May 23, 2008.

(11)
Includes 26,000 shares which Mr. Meelia has the right to acquire upon the exercise of options currently exercisable or exercisable within 60 days of May 23, 2008.

(12)
Includes 26,000 shares which Mr. Merriman has the right to acquire upon the exercise of options currently exercisable or exercisable within 60 days of May 23, 2008.

(13)
This information has been derived from a Schedule 13G filed with the Securities and Exchange Commission on February 12, 2008 reporting aggregate ownership of and sole voting power over 61,835 shares. It has shared voting power over 2,159,600 shares and shared dispositive power over 2,726,835 shares. The reporting entity's address is 605 Third Avenue, New York, NY 10158.

(14)
This information has been derived from a Schedule 13G filed with the Securities and Exchange Commission on January 31, 2008 reporting aggregate ownership of and sole dispositive power over 2,074,531 shares and sole voting power over 1,866,831 shares. The reporting entity's address is 1177 Avenue of the Americas—39th Floor, New York, NY 10036.

(15)
This information has been derived from a Schedule 13G filed with the Securities and Exchange Commission on February 11, 2008 reporting sole voting and dispositive power over all shares. The reporting entity's address is 333 South Hope Street, Los Angeles, CA 90071.

(16)
This information has been derived from a Schedule 13F filed with the Securities and Exchange Commission on March 31, 2008 reporting sole dispositive power and sole voting power over 1,479,877 shares. The reporting entity's address is 100 Wilshire Blvd, Santa Monica, CA 90401.

(17)
This information has been derived from a Schedule 13G filed with the Securities and Exchange Commission on January 10, 2008 reporting aggregate ownership of and sole dispositive power over 1,319,406 shares and sole voting power over 1,012,702 shares. The reporting entity's address is 45 Fremont Street, San Francisco, CA 94105.

(18)
Includes 1,169,041 which executive officers and directors have the right to acquire upon the exercise of options currently exercisable or exercisable within 60 days of May 23, 2008.

Compliance with Section 16(a) of the Securities Act of 1934

        Section 16(a) of the Securities Exchange Act of 1934 (the "Act") requires the Company's directors, officers and persons who own more than 10% of the Company's common stock to file with the Securities and Exchange Commission and the New York Stock Exchange reports concerning their ownership of the Company's common stock and changes in such ownership. Copies of such reports are required to be furnished to the Company. To the Company's knowledge, based solely on a review of copies of such reports furnished to the Company during or with respect to the Company's most recent fiscal year, all Section 16(a) filing requirements applicable to persons who were, during the most recent fiscal year, officers or directors of the Company or greater than 10% beneficial owners of its common stock were complied with except that through inadvertence. A Form 3 was not timely filed for the following eight individuals who became subject to the Section 16(b) filing requirements in fiscal year 2008: Janet Conneely, Keiko Hattori, Stephen Swenson, Mark Beucler, Mikael Gordon, William Granville, James O'Shaughnessy, and Anthony Pare. Also through inadvertence, Forms 4 for one transaction for Thomas Lawlor and one transaction for Stephen Swenson were not timely filed.

Transactions with Related Persons

        The Board has adopted a policy and procedures for the disclosure, review, approval or ratification of any transaction in which the Company or one of its subsidiaries is a participant and in which any "related person" (director, executive officer or their immediate family members, or shareholders owing 5% or more of the Company's outstanding stock) has a direct or indirect material interest. The policy requires that transactions involving a related person be reviewed and approved in advance. The Board of Directors reviews the transaction in light of the best interests of the Company and determines whether or not to approve the transaction. The policy requires that officers, directors and employees of the Company report proposed related party transactions to the Company's General Counsel, who will bring the proposed transaction to the attention of the Board of Directors. The Company is not aware of any transaction required to be reported under Item 404(a) of Regulation S-K promulgated by the Securities and Exchange Commission since the beginning of fiscal 2008 where the foregoing policies and procedures did not require review, approval or ratification of such transaction or where such policies and procedures were not followed.

COMPENSATION DISCUSSION and ANALYSIS

Overview

        At Haemonetics Corporation, our executive team is accountable for and takes ownership of the short and long-term performance of the Company within a culture that requires ethical behavior and transparency. The executive compensation programs are designed to foster this result. The following Compensation Discussion and Analysis describes the methodology and processes that define these programs.

Compensation Philosophy and Objectives

        The objective of our compensation policies is to support the Company's objectives, attract and retain high quality executives, link total compensation with business objectives and organizational performance, and provide competitive total compensation opportunities at a competitive cost while enhancing shareholder value. The Company utilizes a documented compensation philosophy statement as a guideline for developing, reviewing and administering executive compensation programs. The statement is reviewed annually for continued appropriateness and updated accordingly.

        Our compensation philosophy drives three major compensation objectives utilized in designing compensation programs:

  •
  Pay-for-Performance—We strive to achieve an appropriate mix between fixed and variable performance-based compensation to incent management to achieve predetermined financial, operational and strategic objectives over both the short and long term and to align the interests of management with the interests of shareholders. Programs are designed to pay above the median of the market for strong performance and below the median for less than target performance.

  •
  Attract and Retain Key Executives—Our goals of increasing shareholder value and achieving the desired growth plan are dependent on our ability to retain existing executives and hire new executives with diverse experience to complement the existing management team. To achieve this goal we strive to provide competitive compensation programs which require continued service as a condition of realizing total pay opportunity when appropriate.

  •
  Display a clear correlation between the cost of compensation and the value to the employee and to the Company—The cost of compensation is evaluated annually against an "afford to spend" model and balanced against the value each element of compensation provides.

        To achieve these objectives the executive compensation program utilizes a combination of salary, cash bonuses and long-term incentives, which have historically been provided in the form of stock options. Long-term incentives are now provided as a combination of stock options and restricted stock units. The choice of equity vehicle was modified this year and is discussed in detail below in the Long-Term Incentive Program section. In addition, the Company provides employee benefits that are consistent with local practices and competitive markets. We do not provide any executive perquisites.

Overview of Compensation Practices

Role of the Compensation Committee

        The Compensation Committee is appointed by the Board to discharge the Board's responsibilities relating to compensation of the Company's senior management. The Committee has overall responsibility for evaluating and approving the Company's compensation philosophy, plans, policies and programs of the Company related to the chief executive officer and direct reports to this position.

Role of the Compensation Consultant

        To apprise the Committee on the most recent changes to executive compensation and advise them on best practices, the Committee engages an executive compensation consultant. The consultant attends at least one Committee meeting per year to provide input on executive compensation, including the granting of long-term incentives, discussing trends and preparing for future regulatory changes. In fiscal year 2008, the Committee utilized Pearl Meyer and Partners LLP in this capacity. The consultant is engaged by the Committee to work exclusively on Committee authorized projects.

Role of Management

        Management provides the Committee with information in order to enable it to fulfill its responsibilities, including full transparency relative to Company financial targets and results, individual executive performance assessments, details related to achievements versus objectives and demonstrated leadership competencies. Management formulates recommendations relative to senior management compensation, other than for the chief executive, for Committee review and approval. The determination of compensation for the chief executive is not recommended by management. Management implements and communicates decisions related to executive compensation and keeps the Committee abreast of issues and concerns relative to the Company's ability to attract, motivate and retain the executive talent required to grow the business. It also shares analyses on compensation costs and metrics of performance on dimensions which the Committee may request in order to carry out its role.

Compensation Determinations

        In establishing and maintaining executive compensation programs and making executive compensation decisions, the Company evaluates several different factors:

  1)
  market competitiveness through the use of a peer group,

  2)
  individual performance and potential,

  3)
  internal equity, and

  4)
  analysis of compensation cost.

Use of Peer Groups and Tally Sheets

        In establishing a peer group for market comparisons an appropriate list of companies is provided by the compensation consultant and reviewed annually by the Committee and management. In fiscal year 2008, our peer group contained eighteen similarly sized companies from the medical device and biotechnology industries. We also utilize compensation surveys provided by the compensation consultant engaged by the Compensation Committee. The market data for our executive positions contains a composite of published information about our peer group and survey data. Positions residing outside the United States are compared with positions in the country in which the executive is operating for regional appropriateness. This peer group and survey data provides important information on the market for executive talent at similar companies and is used by the Committee in determining an appropriate range for executive pay. However, it is not the only consideration. Performance of the individual as it relates to overall corporate results, the individual's potential, and our internal cost structure are other factors analyzed to determine appropriate pay levels.

        The peer group approved by the Compensation Committee for fiscal year 2008 is detailed below:

Arrow International Inc.	Dionex Corporation	Polymedica Corporation

Biosite Inc.	Gen-Probe Inc.	ResMed Inc.

Bruker Biosciences Corp.	Hologic Inc.	TECHNE Corp.

CONMED Corp.	IDEXX Laboratories	Thoratec Corp.

Cytyc Corp.	Immucor Inc.	VIASYS Healthcare Inc.

DataScope Inc.	Inverness Medical Innovations Inc.	Zoll Medical

        This peer group differs from the peer groups used in the corporate performance graph contained in our annual report on Form 10-K. The Committee believes that the S&P 500 Index and the S&P Health Care Equipment Index contain many companies which are significantly different in size and scope from the Company. The inclusion of these companies could have the effect of distorting the Committee's understanding of the market for executive talent. As a result, the Committee has used a more targeted sampling of companies that are closer in size and scope to the Company.

        The Compensation Committee utilizes tally sheets to gain visibility to all elements of executive compensation packages, including compensation associated with employment separation and change-in-control.

Evaluating Executive Performance

        Compensation levels for the executive officers named in the Summary Compensation Table are recommended by the chief executive and approved annually by the Compensation Committee at a meeting ordinarily scheduled in early May, with the exception of salary changes related to promotions, which may be addressed by the Committee closer to the time of the promotion. Executive performance is reviewed by the full Board of Directors at the annual succession plan meeting in January. The performance evaluation is based on factors such as:

  •
  achievement of individual and Company objectives;

  •
  contribution to the Company's short and long-term performance; and

  •
  assessment of performance against ten corporate leadership competencies.

        The chief executive provides a performance rating to the Committee at the May meeting for each executive and a merit increase recommendation, where appropriate. Merit increases may be in the form of base salary adjustments or an enhancement in short-term incentive pay to achieve the appropriate balance between fixed and performance-based pay. Annual merit increases are not guaranteed; overall corporate performance is evaluated in conjunction with any decision to provide merit increases.

        The Committee reviews and approves merit recommendations, evaluates total cash compensation levels based on market competitiveness and short and long term performance of the individuals. Any adjustment to salary or bonus target is discussed and approved by the Committee. Long-term incentive compensation is provided in late October in conjunction with our succession planning process

Components of Haemonetics' Compensation Program

Total Compensation

        Total compensation levels are targeted at the median of the market, with the desire to pay above the median range for exceptional corporate and individual performance. Performance below expectations results in actual pay levels below the mid-range of the market.

        To promote a high performance culture that results in an increase in shareholder value, compensation programs are aligned with three elements of performance:

  1)
  Overall Company,

  2)
  Business unit/regional, and

  3)
  Individual.

        Performance within each element is assessed against pre-determined performance measures, both financial and non-financial, that support corporate goals and increased shareholder value.

        The amount attributed to base salary, annual bonus and long-term incentives is determined based on market norms combined with our desire to align pay with shareholder return. While there is no rigid formula to determine the pay mix, our current policy is to balance the amount of long term, equity based compensation with enough cash and short term compensation to attract and retain executive talent. We use market data from our peer group to guide the analysis of the appropriate mix of cash, bonus and long-term compensation. The Committee analyzes this pay mix annually to determine if any changes are necessary.

Base Salary

        Base salaries are provided to compensate for individual technical and leadership competencies required for a specific position and to provide economic security. The target base salary level will vary based on the field within which each executive operates, the scope of each position, and the experience and qualifications the individual brings to the role. The market level is analyzed annually in accordance with our compensation philosophy as discussed above. Actual base salary levels are a function of the target market for a specific position, individual performance of each executive, experience and qualifications of the individual, and an assessment of internal equity amongst peers.

        Base salaries can increase based on results associated with the individual's performance rating or changes in roles and responsibility that result in a position taking on a larger scope. Executives are reviewed annually against ten established leadership competencies and individual performance versus goals established at the start of each fiscal year. Performance review results are determined by the CEO and reviewed by the Compensation Committee. Merit increases are approved by the Compensation Committee.

Annual Incentive Program

        The annual incentive program is a cash bonus component of executive compensation and is designed to provide incentives for executives to execute on the key performance metrics for any given fiscal year. The design of this program provides for three elements of performance, specifically:

  •
  corporate financial results,

  •
  business unit or regional performance, and

  •
  individual results versus established objectives.

        Payments are generally made under this program only when threshold levels of corporate revenue and operating income are met. In the event that corporate performance falls short of threshold expectations, the Committee has the discretion, in light of overall Company performance, to provide for payments to the executives. The total amount of money available for payments is determined by the Company's financial performance.

        For executives with responsibility for a business unit or geographical region, their individual goals relate to the performance of their unit or region. For executives without this direct responsibility for product sales, their individual goals relate to specific objectives established at the beginning of the fiscal year.

        The number and type of performance targets included in the plan and specific performance levels for each target are determined annually at the beginning of the fiscal year based on the focus for that fiscal year. For fiscal year 2008, the performance measurements were:

        Corporate Component

  •
  40% tied to Corporate Revenue

  •
  60% tied to Corporate Operating Income

        Business unit/Regional Component

  •
  50% Unit/Regional Revenue

  •
  50% Unit/Regional Operating Income

        Individual Component

  •
  Based on pre-determined goals set at the start of the fiscal year.

        For most senior executives, 70% of stated potential cash bonus for fiscal 2008 was dependent upon achievement of corporate revenue and operating income goals and 30% on business unit/regional or individual goals. For Mr. Nutter and Mr. Concannon, however, 80% of stated potential cash bonus was dependent upon achievement of corporate revenue and operating income goals and 20% on business unit/regional or individual goals. As a result, the size of payments made to senior executives is largely determined by overall Company financial performance.

        In fiscal year 2008, the target levels of achievement were based on 10% year over year growth for both revenue and operating income. These targets represented a moderately high level of difficulty but were felt by both management and the Committee to be attainable. Goals have historically been set with high degrees of difficulty.

        The following is an example of how the corporate portion of the bonus would be paid. The same calculation would be utilized to determine the business unit/regional component of the plan. The maximum payout percentage for the individual component of the plan is 100%.

        The calculation is as follows:

[Target Bonus]    X    [Percentage of Bonus Aligned with the Corporate Portion of the Plan]    X    [Bonus Payout Percentage at a given performance level] = [Corporate Portion of Annual Bonus].

        Individual goals are set based on a combination of the pre-determined corporate goal(s) and specific projects relevant to an individual executive's direct area of responsibility for a given fiscal year. Individual goals are paid out only if a threshold level of corporate operating income is achieved.

        Bonus targets at 100% achievement of corporate and individual goals are aligned with the mid-range of the market for each position and overachievement would result in payment above the average for the market.

Performance Level	FY08 Revenue Goal	FY08 Operating Income Goal*	Payout Percentage

Threshold	$482M	$80.9M	45%

Target	$495M	$85M	100%

Maximum	$544M	$94M	200%

Actual Results	$516.4M	$80.7M	61%

  *
  This is a non-GAAP measure which excludes transformation and restructuring costs and bonus expense.

Long-Term Incentive Program

        The Company's long-term incentive program is intended to provide incentives to build shareholder value, reward long-term corporate performance, promote employee commitment and retention through stock ownership, and carefully manage compensation expense and dilution. At the executive level where individual performance is most closely aligned with the financial performance of the business, the objectives of this program are:

  •
  driving long-term growth of the business in conjunction with our strategic plan,

  •
  ensuring that the value being delivered to executives is aligned with an increase in shareholder value, and

  •
  retention of high performing individuals.

        In support of our pay for performance philosophy, special long-term cash or equity awards that vest over time have also been used to recognize and reward the performance of specific individuals and the importance of their role to the long-term strategy of the business.

        For fiscal year 2008, grants were delivered in the form of stock options and restricted stock units, each having its own role in the total compensation offered. Stock options were chosen because they reward executives only when there is an increase in shareholder value and encourage retention of the executive through vesting. The objectives are met based on the following:

  1)
  Options only provide value when the spread between exercise price and fair market value increases, thus encouraging behavior that will increase shareholder value, and

  2)
  Awards will fully vest after four years.

        The Company believes restricted stock units (RSUs) are a more direct way to retain executives through meaningful vesting periods and because their value is not solely dependent on stock price appreciation. RSUs vest over four years and have a value aligned with the value of our stock on the date the RSU vests. In allocating RSUs, a RSU is deemed to be equivalent to four stock options. This does not necessarily reflect the valuation of the RSUs for purposes of determining stock-based compensation expense.

        Grants were provided to a select group of executives and Vice Presidents one level below this group, based on their importance to our corporate strategy. A small pool of restricted stock units continues to be available to recognize and reward key employees below these levels with the objective of long-term retention. The weighting of stock options and RSUs depends on the executive's ability to directly affect shareholder value; the more direct the influence, the more stock options are used. The ratio of stock options to RSUs for different levels of the organization is detailed below:

Job Level	% Award $ Value provided in Stock Options	% of Award $ Value provided in RSUs

Select Group of Executives	80%	20%

Vice President	50%	50%

Recognition Pool	0%	100%

        The grant value delivered was determined using a value-based model that takes into account market competitiveness, specific roles and individual performance and potential and the resulting compensation expense. We target the mid-range of the market in determining the value of long-term incentive grants. The grant value is translated into a number of stock options and restricted stock units based on the Black Scholes value on the date of grant. For example, an executive grant of $300,000 would be translated into stock options and Restricted Stock Units as follows:

  Example Grant Assumptions:
  Grant value = $300k
  Black Scholes Value = $19.00

        Value provided in stock options = $300k * 80% = $240k; Value provided in RSUs = $300k * 20% = $60k

  •
  # of stock options = $240k/$19.00 = 12,631 options
  •
  # of RSUs = $60k/($19.00 * 4) = 789 RSUs

        Options and RSUs vest 25% per year over four years. The options must be exercised within seven years of the date of grant after which they are forfeited. The exercise price of all grants is the fair market value, which is the average of the high and low trading price of stock on the date of grant. Details of the grant awards are provided in the accompanying tables.

Compensation of the Chief Executive Officer and other Executive Officers

Chief Executive Officer Compensation

        The Chief Executive Officer, Brad Nutter, generally has three components to his compensation: base salary, annual incentive plan payment and equity compensation. All three components are dependent on the Company's performance.

        In May of each year, Mr. Nutter's compensation is reviewed and approved by the full Board of Directors. The process begins with the establishment of fiscal year goals which are approved by the Board of Directors. In determining target total cash (base and bonus) and long-term compensation, the Committee also considers market data, the Company's performance and relative total shareholder return, and the past equity awards. At the close of each fiscal year, the Board of Directors evaluates the chief executive's performance based upon the level of achievement of Company financial goals and performance versus individual goals and makes compensation decisions accordingly.

        In determining the merit increase to Mr. Nutter's base salary and appropriate compensation level for fiscal year 2008, the Committee considered the business performance in fiscal year 2007 and evaluated Mr. Nutter based on Company performance and demonstrated leadership compared with the growth goals included in our Strategic Plan and Annual Operating Plan. During fiscal year 2007, there were many business achievements including the launch of seven new products, appropriate progress in the implementation of an Enterprise Resource Planning system, and good operating leverage and strong cash flow generation. While we believe these are important achievements, the financial goals, as established at the start of the fiscal year, were not met. As a result, Mr. Nutter was unwilling to accept a merit increase for his 2008 base salary.

        Mr. Nutter's fiscal year 2008 annual incentive plan potential payment and performance levels were also established in May 2007. Consistent with the annual incentive plan, Mr. Nutter had 80% of his potential payment determined by the corporate portion of the plan and 20% based on individual goals.

        In deciding whether to make payments to Mr. Nutter and the other executive officers, the Committee considered the Company's overall performance and results in relationship to the performance goals set in May 2007. For fiscal year 2008, management over-achieved its 10% year over year growth objective for revenue and achieved its 10% year over year growth objective for operating income. With respect to revenue, results were overachieved by 4% compared with target performance metrics. Operating income fell slightly short of the $80.9 million performance threshold, representing 94.8% of plan performance versus the 95% achievement that had been stipulated by the Plan as the threshold for payment. The Committee considered that if bonus payout was determined strictly on the dollar growth targets stipulated by the Plan, the Company's financial performance would result in 130% payment due to revenue growth and zero payment for both the operating income and individual goals component of the Plan. The Committee also considered that the Company met both its percentage growth goals and saw strong performance of individual goals related to the implementation of Phase I of the Enterprise Resource Planning system, two strategic acquisitions, and the European business transformation. In addition, the Committee considered that retention of key executives is essential to the execution of the Company's strategic plan, and no bonuses had been provided to executives for fiscal year 2007 notwithstanding 10% operating income growth. The Committee determined that a year of significantly reduced bonus payments that only reflected the over-achievement for revenue performance, following a year of no bonus payments could jeopardize the Company's ability to retain key executive talent.

        As a result, the Committee determined that Mr. Nutter's payout percentage would be 59.24%. The payout percentage to Mr. Nutter was largely determined by Company financial performance which drives the overall funding of the bonus pool. For all participants in the bonus pool the Corporate Component of the pool was funded at 59.24%, reflecting over-achievement of the revenue component and a discretionary contribution for operating income at 10% growth in the operating income target. For Mr. Nutter, 80% of his stated bonus potential is exclusively determined by that performance.

        Mr. Nutter's payment was calculated as follows:

[Target Bonus]    X    [Percentage of Bonus Aligned with the Corporate Portion of the Plan]    X    [Bonus Payout Percentage at a given performance level] = [Corporate Portion of Annual Bonus].

        For Mr. Nutter this equals:

        $520,000 X 80% X 59.24% = $246,438

        Mr. Nutter's personal goal was to implement Phase I of the Enterprise Resource Planning system on time and within the established budget. As a result, the calculation of the personal portion of his bonus calculation is as follows:

        $520,000 X 20% X 59.24% = $61,610

        Mr. Nutter's total payment was $308,048.

        In May 2007, Mr. Nutter indicated to the Board that he would decline a long-term incentive grant if offered one. This is consistent with Mr. Nutter's personal philosophy to accept a grant only in a year when significant additional shareholder value is created. The Committee reviewed Mr. Nutter's current equity participation and decided that it was appropriate. As such, Mr. Nutter did not receive an equity grant in fiscal year 2008.

Other Executive Officers

        Each of the other executive officers named in the Summary Compensation Table below had three components to his fiscal year 2008 compensation: base salary, annual incentive plan payment and equity compensation. All three components are dependent on the Company's and the named executive officer's respective individual performance.

        With respect to fiscal year 2008, executive officers other than Mr. Nutter were awarded merit increases to their base salary based on their individual and business unit performance, amount and timing of last base salary increase, and the market competitiveness of their current compensation.

        In October 2007, the Committee approved the grant of equity under the Company's 2005 Long-Term Incentive Compensation Plan to each of the following named executive officers: Mr. Allen, Mr. Concannon, Mr. Ebbeling, and Mr. Lindop. These equity grants were made consistent with our equity compensation policies and reflect the Committee's consideration of individual achievement, the market for executives of similar experience and responsibility, the size of past grants, expense and dilution considerations.

        In recognition of strong individual performance, two executives received special long-term awards in fiscal year 2008:

  •
  Mr. Allen received a long-term cash award of $200,000 payable on May 1, 2010, provided Mr. Allen remains an employee of the Company.

  •
  Mr. Concannon received a restricted stock grant of 10,000 shares under the Company's 2005 Long-Term Incentive Compensation Plan. Such restricted stock shall vest at the rate of 25% per year over the four years following the grant date provided Mr. Concannon remains an employee of the Company.

        Annual bonus payments were approved aligned with the Compensation Committee decision discussed in the Annual Incentive section of the document and in the discussion of Mr. Nutter's compensation.

Executive Share Ownership Program

        To strengthen the alignment between the long-term interests of the employees and the stockholders, the Company maintains an executive share ownership program. This program covers the CEO, all executive officers and those employees who file reports of stock transactions pursuant to Section 16 of the Securities Exchange Act of 1934, as well as outside Directors. Currently, the program has 33 participants. Participants must have an ownership level equal to a multiple of base salary (or cash compensation in the case of Board members) as detailed in the table below. Shares that satisfy the ownership requirement are as follows:

  •
  Shares purchased on the open market

  •
  Shares acquired through the Company's Employee Stock Purchase Plan

  •
  Shares owned through the exercise and hold of stock options

  •
  Vested "in the money" stock options

        Share ownership levels must be achieved within 5 years of date of hire, promotion, or the effective date on which a Director joins the Board.

Ownership Requirements by Role

Role	Ownership Requirement

CEO	2.5	X

Executive and other Senior Management	2.0	X

Certain other employees	1.0	X

Director (non-employee)	5.0	X*

  *
  Director cash compensation is discussed at Director Compensation below.

Equity Grant Practices

        All equity grants are determined and delivered in accordance with a formal policy. The policy describes the award determination, the process utilized to gain approval for awards and award timing. Annual grant dates and all other grants are aligned with the date on which the Committee approves the grants and grant timing is in accordance with the policy as described below.

Determination of Option Grant Prices

        The base price of options is always the fair market value on the date of grant, in accordance with our long-term incentive policy. Under the 2005 Long-Term Incentive Compensation Plan fair market value is the average of the high and low trading prices on the date of grant. The differences between the closing price and this computation are disclosed in the Grants of Plan-Based Awards table.

Timing of Regular Equity Grants

        Grants are typically provided upon hire based on the need to attract key talent at the executive level, and as part of the annual grant cycle. The Company does not generally utilize equity on an ad-hoc basis to reward individual performance. New hire grants are approved at a regularly scheduled Compensation Committee meeting following the hire date of an individual. The Committee reviews the grant details including the grant amount, the role of the executive, and the background of the executive in making the approval decision. The Committee does not delegate approval of new grants to management. If the grant is an option grant, the grant value is translated into the number of options based on the Black Scholes value on the date of grant (the date of the Committee meeting) and the exercise price of the option is the fair market value of the stock on the date of the Committee meeting.

        Beginning this fiscal 2008, the timing of the annual grant was moved to late October. This change enabled the Management team to better differentiate awards based on performance and potential because the grant date is separated by several months from annual performance reviews and the Committee is evaluating both individual performance and potential in conjunction with its management succession planning activities. In addition, the separation of annual incentive payments and equity grants staggers award delivery, providing second retention opportunity. Long-term incentive grants are never timed to correlate with specific business events.

Executive Benefits

        Executives are provided a competitive benefits program that consists of health, life insurance, disability, and retirement benefits on the same basis as non-executive employees. Currently, there are no benefit programs or special perquisites set up for the exclusive use of executives.

Impact of Pay on Retirement Benefits

        United States-based executives are eligible to participate in the Company's tax-qualified 401(k) plan for United States-based employees. Their salary and annual incentive awards are treated as eligible pay under the Company 401(k) plan. The Company does not currently maintain any defined benefit pension or non-qualified plans for United States based executives. Outside the United States, retirement plans are determined based on local practices in the country of operation.

Severance Benefits

        Separate agreements exist with all members of senior management regarding a change in control. These agreements are intended to provide executive leadership retention in the event of, or contemplation of, a change in control of the Company and provide executives with financial protection in case of loss of employment. These agreements do not provide cash payments immediately upon a change in control, but instead require a "double trigger;" a change in control followed by (i) elimination of the executive's full time position, and (ii) a failure to offer to employ the executive in a comparable or better position in the then current location on a full-time basis at comparable or better rate of pay. For executives with employment agreements, the agreements are terminable by either the Company or the officer annually. See "Potential Payments upon Termination or Change in Control" for additional information.

        We no longer use employment agreements with executives other than the agreements covering change in control. Employment agreements have been in place with all executive officers named in the Summary Compensation Table who are currently employed by the Company (with the exception of Mr. Lindop, who was hired in January, 2007), as well as with certain other members of senior management. Executives hired after October 2006 were not provided employment agreements. Consistent with our philosophy Mr. Nutter's employment agreement which expired on March 31, 2008 was not renewed. The agreements in place with other executives will not be renewed after they expire during fiscal year 2009. All executives have agreements containing a non-compete provision applicable for a period of one year following termination of employment and provisions regarding the preservation of the confidentiality of Company information.

Impact of Tax and Accounting on Compensation

Deductibility of Compensation

        Internal Revenue Code Section 162(m) limits the amount the Company can deduct for non-performance based compensation to $1,000,000 for those named executive officers listed in the Summary Compensation Table. In fiscal 2008, all compensation paid to such officers was fully deductible. Although the Company has not adopted a formal policy, it is the Compensation Committee's intent to compensate the executive team with payments that are deductible under the Internal Revenue Code.

Stock-Based Compensation Expense

        The Company began recognizing stock-based compensation expense under Statement of Financial Accounting Standard 123R ("FAS 123R") beginning in April 2006. In determining the appropriate fiscal 2008 long-term incentive grant levels the Company sought to balance its long-term incentive goals with the need to reduce shareholder dilution and manage stock compensation expense. To strike this balance the Committee analyzes stock compensation expense as a percentage of revenue and its impact on earnings, and basic and diluted earnings per share.

Recapture Provision

        To further align the executive compensation program with the interests of shareholders and our culture of ethical behavior, the Committee approved the addition of a recapture provision to the annual incentive plan. Under this provision, if the Company is required to make an accounting restatement due to a material non-compliance with any financial reporting requirement under the securities laws as a result of misconduct, executives would be required to return any bonus payment to the extent permitted by governing law, to the degree that such payment was based on the achievement of financial results which were adjusted in the restatement. This same treatment may be extended to non-executive participants, where applicable, and to any employee whose actions violated the Haemonetics Code of Business Conduct.

REPORT OF THE COMPENSATION COMMITTEE

        The Compensation Committee of the Board of Directors of Haemonetics Corporation has reviewed and discussed with management the Compensation Discussion and Analysis contained in this Proxy Statement and, based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and in the Company's Annual Report on Form 10-K for the fiscal year ended March 29, 2008 for filing with the Securities and Exchange Commission.

THE COMPENSATION COMMITTEE
Pedro P. Granadillo, Chairman Susan Bartlett Foote Richard J. Meelia

EXECUTIVE COMPENSATION

        The following table summarizes the compensation of the Named Executive Officers for the fiscal years ended March 29, 2008 and March 31, 2007. The Named Executive Officers are the Company's Chief Executive Officer, Chief Financial Officer, and three other most highly compensated executive officers ranked by their total compensation in the table below.

Summary Compensation Table for Fiscal Year Ended March 29, 2008

Name and Principal Position (a)	Year (b)	Salary ($) (c)		Bonus ($) (d)		Stock Awards ($) (1) (e)		Option Awards ($) (1) (f)		Non-Equity Incentive Plan Compensation ($) (g)		All Other Compensation ($) (2) (i)		Total ($) (j)

Brad Nutter President and Chief Executive Officer	2008 2007	$ $	520,000 518,077	$ $	— —	$ $	— —	$ $	1,848,741 2,359,911	$ $	308,048 —	$ $	110 2,294	$ $	2,676,899 2,880,282

Christopher Lindop Chief Financial Officer and Vice President, Business Development(3)	2008 2007	$ $	385,000 87,365	$ $	— 300,000	$ $	6,733 —	$ $	286,392 41,693	$ $	99,549 —	$ $	102 287	$ $	777,776 429,346

Peter M. Allen President, Donor Division & Chief Marketing Officer(4)	2008 2007	$ $	376,903 376,019	$ $	200,000 —	$ $	5,774 —	$ $	317,065 372,573	$ $	123,660 —	$ $	7,996 15,991	$ $	1,031,398 764,583

Brian P. Concannon Chief Operating Officer(4)	2008 2007	$ $	400,105 382,854	$ $	— 200,000	$ $	108,096 —	$ $	334,786 378,859	$ $	114,234 —	$ $	18,350 19,263	$ $	975,572 980,976

Robert B. Ebbeling Vice President, Technical Operations(4)	2008 2007	$ $	384,301 376,334	$ $	— 200,000	$ $	5,982 —	$ $	211,038 174,633	$ $	98,201 —	$ $	6,293 8,546	$ $	705,815 759,512

(1)
Represents the compensation costs of stock and option awards for financial reporting purposes for the year under FAS 123R, rather than an amount paid to or realized by the Named Executive Officer. See Footnote 11 "Capital Stock" to the Company's consolidated financial statements set forth in the 10-K for the assumptions made in determining FAS 123R values.

(2)
Includes a matching company contribution for participation in the Company's 401(k) plan. For Mr. Nutter, in FY 07, includes the cost of his spouse's participation in a meeting of the Company's Board of Directors to which spouses were invited. For Mr. Allen and Mr. Concannon, in FY 07 and FY 08, includes the cost of spouse participation in an annual incentive trip which they attended.

(3)
Mr. Lindop joined the Company in January 2007. The 2007 salary reflects his partial year of service. He was paid a $300,000 sign-on bonus.

(4)
Mr. Allen (in 2008), Mr. Concannon (in 2007), and Mr. Ebbeling (in 2007) each received a long-term cash award of $200,000 payable three years from the date of grant, provided the related executive remains an employee of the Company.

Grants of Plan-Based Awards Table for Fiscal Year Ended March 29, 2008

					All Other Stock Awards: Number of Shares of Stock or Units (#) (2) (i)	All Other Option Awards: Number of Securities Underlying Option (#) (2) (j)
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)					Exercise or Base Price of Option Awards ($/Sh) (3) (k)		Grant Date Fair Value of Stock and Option Awards (4) (l)
								Grant Date Closing Market Price (3)

Name (a)	Grant Date (b)	Threshold ($) (c)	Target ($) (d)	Maximum ($) (e)

Brad Nutter	10/24/2007	$395,200	$520,000	$728,000	—	—	$—	$—	$—

Christopher Lindop	10/24/2007	$136,868	$173,250	$233,888	1,327	21,238	$51.07	$51.33	$471,292

Peter M. Allen	10/24/2007	$118,724	$169,606	$254,409	1,138	18,213	$51.07	$51.33	$404,165

Brian P. Concannon	10/24/2007	$147,674	$194,308	$272,031	1,430	22,890	$51.07	$51.33	$507,940
	5/1/2007				10,000			$48.10	$479,350

Robert B. Ebbeling	10/24/2007	$136,619	$172,935	$233,462	1,179	18,879	$51.07	$51.33	$418,913

(1)
These columns show the potential value of the payout for each named executive under the 2008 Incentive Plan if the threshold, target or maximum goals were satisfied for all performance measures. The potential payouts were performance-driven and therefore completely at risk. For most executives, 70% of stated potential cash bonus was dependent upon achievement of corporate revenue and operating income goals, 30% on business unit/regional revenue and operating income or individual goals. For Mr. Nutter and Mr. Concannon, however, 80% of stated potential cash bonus was dependent upon achievement of corporate revenue and operating income goals, 20% on business unit/regional revenue and operating income or individual goals.

(2)
Grants vest in annual increments of 25% beginning on the first anniversary of the date of grant.

(3)
The exercise price of all the options granted equals the average of high and low of Haemonetics Common Stock on the grant date, so the exercise price of the stock option maybe higher or lower than the closing price of Haemonetics Common Stock on the grant date.

(4)
Represents the compensation costs of stock and option awards for financial reporting purposes for the year under FAS 123R, rather than an amount paid to or realized by the Named Executive Officer. See Footnote 11 "Capital Stock" to the Company's consolidated financial statements set forth in the 10-K for the assumptions made in determining FAS 123R values.

Outstanding Equity Awards for Fiscal Year Ended March 29, 2008

Option Awards							Stock Awards

Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (1) (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)		Option Exercise Price ($) (e)		Option Expiration Date (f)	Number of Shares or Units of Stock That Have Not Vested (#) (g)		Market Value of Shares or Units of Stock That Have Not Vested ($) (h)

Brad Nutter	50,000 100,000 75,000 300,000 525,000	150,000 100,000 25,000 — 275,000	(1) (2) (3)	$ $ $ $	52.7600 41.1500 26.1050 21.9100	05/05/14 07/27/12 05/05/13 03/31/13	— —		$ $	— —

Christopher Lindop	— 14,154 14,154	21,238 43,783 65,021	(4) (5)	$ $	51.0700 48.0900	10/24/14 01/25/14	1,327 1,327	(4)	$ $	77,895 77,895

Peter M. Allen	— 4,161 9,500 11,250 93,650 118,561	18,213 12,483 9,500 3,750 — 43,946	(4) (1) (2) (3)	$ $ $ $ $	51.0700 52.7600 41.1500 26.1050 21.4600	10/24/14 05/05/13 07/27/12 05/05/14 09/03/13	1,138 1,138	(4)	$ $	66,801 66,801

Brian P. Concannon	— 4,161 9,500 11,250 100,000 124,911	22,890 12,483 9,500 3,750 — 48,623	(4) (1) (2) (3)	$ $ $ $ $	51.0700 52.7600 41.1500 26.1050 22.6350	10/24/14 05/05/13 07/27/12 05/05/14 09/15/13	1,430 10,000 11,430	(4) (6)	$ $ $	83,941 587,000 670,941

Robert B. Ebbeling	— 4,161 9,500 11,250 22,000 10,000 13,894 6,033 18,904 10,500 106,242	18,879 12,483 9,500 3,750 — — — — — — 44,612	(4) (1) (2) (3)	$ $ $ $ $ $ $ $ $ $	51.0700 52.7600 41.1500 26.1050 31.6600 33.1500 22.9063 22.9063 15.8750 15.4063	10/24/14 05/05/13 07/27/12 05/05/14 04/29/12 04/30/11 05/01/10 05/01/10 05/03/09 04/01/09	1,179 1,179	(4)	$ $	69,207 69,207

(1)
These stock options vest in three equal annual installments beginning on May 5, 2008.

(2)
These stock options vest in two equal annual installments beginning on July 27, 2008.

(3)
These stock options vested on May 5, 2008.

(4)
These stock options and RSUs vest in four equal annual installments beginning on October 24, 2008.

(5)
These stock options vest in three equal annual installments beginning on January 25, 2009.

(6)
These restricted shares vest in four equal annual installments that began on May 1, 2008.

Option Exercises and Stock Vested for Fiscal Year End March 29, 2008

	Option Awards		Stock Awards

Name (a)	Number of Shares Acquired on Exercise (#) (b)	Value Realized on Exercise ($) (1) (c)	Number of Shares Acquired on Vesting (#) (c)	Value Realized on Vesting ($) (d)

Brad Nutter	—	$—	—	$—

Christopher Lindop	—	$—	—	$—

Peter M. Allen	6,350	$228,461	—	$—

Robert B. Ebbeling	—	$—	—	$—

Brian P. Concannon	—	$—	—	$—

(1)
Amounts reflect the difference between the exercise price of the option and the sale price at the time of exercise.

Potential Payments upon Termination or Change in Control

        The following table describes the potential payments and benefits under the Company's arrangements to which the named executive officers would be entitled upon termination of employment.

        The change in control agreements provide that the executive shall be entitled to lump sum payments of 2.0 times the executive's current base salary and target bonus (2.99 times current base salary and target bonus for Mr. Nutter) if their employment is terminated after a change in control. In addition, on a change in control, the executives are entitled to an acceleration of nonvested stock options, stock awards, and RSUs. In the event that an executive's role is terminated after a change in control, certain employee benefits during the one-year period commencing on the date such termination occurs, and a payment covering the excise tax imposed on change in control payments after the payment of applicable income taxes by the executive. For purposes of the agreements, a "change in control" has occurred when any person becomes the beneficial owner, directly or indirectly, of more than 50% of the combined voting power of the Company's outstanding stock or the stockholders of the Company approve a merger or consolidation of the Company with another corporation or a plan of liquidation, or an agreement for the sale of disposition of substantially all of the Company's assets.

        In the event of termination of their employment under circumstances not involving a change in control, including termination of their employment by the Company without cause or a material diminution of their responsibilities, the employment agreements provide that the executives still covered by employment agreements shall receive a severance payment equal to their annual base salary as well as certain employee benefits during the one-year period following such termination.

Severance Benefits in Connection with Not for Cause Termination* Pursuant to Employment Agreements	Severance Benefits in Connection with a Change-in-Control

Annual Base	2.0x annual base; 2.99x annual base for CEO

Target Bonus	2.0x annual target bonus; 2.99x for CEO

Health, Life, Disability, 401(k) benefit continuation for 1 year	Health, Life, Disability, 401(k) benefit continuation for 1 year

Payment covering the excise tax after the payment of applicable income taxes by the executive

Equity vesting acceleration

*
Applies to termination of employment or material diminution of responsibilities.

Termination Circumstances	Cash Severance Payment	Continuation of Benefits	"In the Money" Value of Vested Equity	"In the Money" Value of Unvested Equity	Excise Tax Gross Up	Total Termination Benefits

Mr. Nutter(1)
Voluntary Retirement	$0	$0	$0	$0	$0	$0
Involuntary Termination—not for cause	$1,040,000	$22,044	$0	$0	$0	$1,062,044
Termination after change in control	$3,109,600	$22,044	$15,533,625	$3,460,875	$2,333,774	$24,459,918
Mr. Lindop
Voluntary Retirement	$0	$0	$0	$0	$0	$0
Involuntary Termination—not for cause	$0	$0	$0	$0	$0	$0
Termination after change in control	$1,116,500	$23,084	$154,842	$704,478	$0	$1,998,905
Mr. Allen
Voluntary Retirement	$0	$0	$0	$0	$0	$0
Involuntary Termination—not for cause	$546,509	$21,574	$0	$0	$0	$568,083
Termination after change in control	$1,093,018	$21,574	$4,045,661	$568,871	$5,729,124
Mr. Concannon
Voluntary Retirement	$0	$0	$0	$0	$0	$0
Involuntary Termination—not for cause	$604,308	$23,084	$0	$0	$0	$627,392
Termination after change in control	$1,208,616	$23,084	$4,164,635	$1,208,697	$898,301	$7,503,333
Mr. Ebbeling
Voluntary Retirement	$0	$0	$0	$0	$0	$0
Involuntary Termination—not for cause	$557,236	$21,574	$0	$0	$0	$578,810
Termination after change in control	$$1,114,471	$21,574	$3,385,924	$576,359	$0	$5,098,328

(1)
Mr. Nutter's employment agreement expired on March 31, 2008 and consistent with our philosophy to no longer use employment agreements was not renewed. As a result, Mr. Nutter is no longer eligible for termination benefits due to an involuntary termination.

EQUITY COMPENSATION PLANS

        As of May 23, 2008, there were 3,552,497 shares subject to issuance upon exercise of outstanding options under all of our equity compensation plans referred to in the table below, at a weighted average exercise price of $37.32, and with a weighted average remaining life of 4.48 years. In addition, there were a total of 57,668 shares subject to outstanding restricted stock unit awards that remain subject to forfeiture. As of May 23, 2008, there were 1,677,154 shares available for future issuance under those plans (includes 668,526 shares available for purchase under the 2007 Employee Stock Purchase Plan in future periods).

        The following table below sets forth information as of March 29, 2008 with respect to compensation plans under which equity securities of the Company are authorized for issuance.

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights		(b) Weighted average exercise price of outstanding options, warrants and rights	(c) Number of securities available for future issuance under equity compensation plans (excluding securities reflected in columns (a))
Equity Compensation Plans approved by security holders	3,715,898	(1)	$37.05	1,702,962	(2)
Equity compensation plans not approved by security holders	—		—	—

Total	3,715,898		$37.05	1,702,962

(1)
Comprised of 3,657,566 options to purchase shares of the Company's common stock and 58,332 shares issuable in connection with RSUs.

(2)
Represents 1,002,962 shares available for future issuance under the 2005 Long-Term Incentive Compensation Plan and 700,000 shares available for purchase under the 2007 Employee Stock Purchase Plan. Issuance of restricted shares and RSUs are permitted under the 2005 Long-Term Incentive Compensation Plan. Issuance of restricted shares and RSUs reduces the number shares available for issuance at a ratio of 2.1 shares to 1 restricted share or RSU issued.

        For a description of the Company's equity compensation plans, please see Footnote 11 to the Financial Statements included with the Annual Report on Form 10-K filed with the Securities and Exchange Commission on May 27, 2008. See also Appendix 1 hereto regarding 2005 Long-Term Incentive Compensation Plan.

DIRECTORS' COMPENSATION

        For fiscal 2008, non-employee Director compensation included an annual retainer of $24,000 and fees for attendance at Committee meetings of $1,000. Prior to fiscal 2008, each non-employee director received an annual long-term incentive grant of options for the purchase of 6,000 shares of Common Stock of the Company. In fiscal 2008, each non-employee director received a grant of 287 RSUs and a grant of options to purchase 4,592 shares of Common Stock of the Company. In addition, non-employee Directors received an initial equity grant upon joining the Board of options for the purchase of 20,000 shares of Common Stock of the Company. In addition, in fiscal 2008, Committee Chairs were paid an additional retainer as follows: Audit Committee Chair $8,000; Compensation Committee Chair $6,000; and Nominating and Governance Chair $6,000.

        Non-employee Director compensation in fiscal 2008 is detailed in the following table.

Current Compensation
Lead Director annual supplemental retainer		$10,000
Non-employee Director annual retainer		$24,000
Board meeting attendance (per day)	In person	$ 1,000
	By phone	$ 500
Equity granted on initial election to non-employee Directors		$200,000 value
Equity granted annually to non-employee Directors		$100,000 value
Audit Committee Chairman annual fee		$ 8,000
Audit Committee meeting attendance (per day)	In person	$ 1,000
	By phone	$ 300
Compensation Committee Chairman annual fee		$ 6,000
Compensation Committee meeting daily attendance	In person	$ 750
	By phone	$ 300
Nominating Committee Chairman annual fee*		$ 6,000
Nominating Committee meeting daily attendance	In person	$ 750
	By phone	$ 300

*
No such retainer is payable when the Chairman of the Board serves as Chairman of the Nominating and Governance Committee.

        The Nominating and Governance Committee is responsible for reviewing and recommending to the full Board any changes to Director Compensation. The Nominating and Governance Committee requests the analysis of competitive compensation for Directors be conducted by the Compensation Committee and its Compensation Consultant. This competitive analysis is performed regularly to determine the appropriate level of compensation for these positions. The most recent competitive analysis was performed in April 2007. There are no individual arrangements in place for specific Directors, with the exception of the Lead Director.

        After the Nominating and Governance Committee's most recent review of the Board's compensation, the Committee recommended, and the full Board approved, changes to Director compensation. Effective for fiscal 2009, which began April 1, 2008, the Lead Director annual supplemental retainer increased from $10,000 to $24,000 and the Director annual retainer increased from $24,000 to $30,000. The fees for attendance at Committee meetings were increased from $1,000 per day to $1,500 per day. Similarly, Directors will receive in fiscal 2009 an increase in their annual long-term equity incentive grant from $100,000 to $130,000, delivered 80% in options to purchase shares of Common Stock of the Company and 20% in RSUs. Finally, the additional retainer paid to the Audit Committee Chair increased from $8,000 to $12,000 and the Compensation Committee Chair's additional retainer increased from $6,000 to $9,000. The Nominating and Governance Chair's additional retainer remains $6,000.

Director Compensation Table for Fiscal Year End March 29, 2008

Name (a)	Fees Earned or Paid in Cash ($)(1) (b)	Stock Awards($) (c)	Option Awards($) (d)	All Other Compensation($) (g)	Total($) (h)

Lawrence C. Best	$29,600	$8,747	$49,574	$—	$87,921

Susan Foote	$30,350	$8,747	$49,574	$—	$86,671

Ronald G. Gelbman	$49,950	$8,747	$49,574	$—	$108,271

Pedro P. Grandillo	$39,000	$8,747	$49,574	$—	$97,321

Mark W. Kroll	$28,900	$8,747	$49,574	$—	$87,221

Richard J. Meelia	$29,600	$8,747	$49,574	$—	$87,921

Ronald L. Merriman	$39,100	$8,747	$49,574	$—	$97,421

(1)
This column reports the amount of cash compensation earned in fiscal 2008 for Board and committee service.

        In fiscal 2008, each non-employee Director received an award of 287 RSUs and an award of 4,592 options to purchase common stock with grant date fair values of $14,439 and $81,833, respectively. Both the RSUs and options will fully vest on the one-year anniversary of the date of grant. The noted fiscal 2008 grant of RSUs represented the first RSUs granted to non-employee Directors.

        The aggregate total stock option awards outstanding are shown below:

Name	Grant Date	Expiration Date	Exercise Price		Outstanding Stock Options (Exercisable)

Lawrence C. Best	8/1/2007 5/5/2006 9/2/2005 5/5/2004 8/22/2003	8/1/2014 5/5/2013 9/2/2012 5/5/2004 8/22/2013	$ $ $ $ $	49.92 52.76 44.74 26.11 20.47	— 6,000 6,000 6,000 20,000

Susan Foote	8/1/2007 5/5/2006 9/2/2005 8/18/2004	8/1/2014 5/5/2013 9/2/2012 8/18/2014	$ $ $ $	49.92 52.76 44.74 29.90	— 6,000 6,000 20,000

Ronald G. Gelbman	8/1/2007 5/5/2006 9/2/2005 5/5/2004 4/15/2003 4/29/2002 5/1/2001 5/1/2000 1/25/2000	8/1/2014 5/5/2013 9/2/2012 5/5/2014 4/15/2013 4/29/2012 5/1/2011 5/1/2010 1/25/2010	$ $ $ $ $ $ $ $ $	49.92 52.76 44.74 26.11 22.56 31.66 32.01 22.91 27.34	— 6,000 6,000 6,000 6,000 6,000 6,000 9,000 6,000

Pedro P. Granadillo	8/1/2007 5/5/2006 9/2/2005 8/18/2004	8/1/2014 5/5/2013 9/2/2012 8/18/2014	$ $ $ $	49.92 52.76 44.74 29.90	— 6,000 6,000 20,000

Mark W. Kroll	8/1/2007 5/5/2006 1/3/2006	8/1/2014 5/5/2013 1/3/2013	$ $ $	49.92 52.76 48.77	— 6,000 20,000

Ronald J. Meelia	8/1/2007 5/5/2006 7/27/2005	8/1/2014 5/5/2013 7/27/2012	$ $ $	49.92 52.76 41.15	— 6,000 20,000

Ronald L. Merriman	8/1/2007 5/5/2006 7/27/2005	8/1/2014 5/5/2013 7/27/2012	$ $ $	49.92 52.76 41.15	— 6,000 20,000

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        During the fiscal year ended March 29, 2008 the members of the Compensation Committee were, Pedro P. Granadillo, Richard Meelia and Susan Bartlett Foote. No member of the Compensation Committee was an executive officer or employee of the Company or any of its subsidiaries during fiscal year 2008.

ITEM 2—APPROVAL OF AN AMENDMENT OF THE HAEMONETICS CORPORATION 2005 LONG-TERM INCENTIVE COMPENSATION PLAN

        The Board of Directors of the Company has determined it is in the best interest of the Company to increase the number of shares reserved for issuance to participants under the Haemonetics Corporation 2005 Long-Term Incentive Compensation Plan (the "Plan") and to alter the rate at which Shares granted subject to awards other than stock options shall be counted against this limit.

        As adopted in 2005, the Plan provided for the issuance of not more than 3,100,000 shares of the Company's common stock. As of May 23, 2008, a total of 91,582 shares have been acquired by participants upon the exercise of options and 13,456 shares upon the vesting of restricted stock awards granted under the Plan. A total of 1,850,429 shares are subject to outstanding options and 57,668 shares are subject to unvested restricted stock awards or units granted under the Plan. As a result, on May 23, 2008, 1,008,628 shares remain available for issuance pursuant to future grants or awards which may be made under the Plan. Under the Plan prior to this amendment, the issuance of equity awards other than stock options reduces the shares available under the Plan by 2.1 shares for every one share granted.

        An additional 1,702,068 shares are issuable upon the exercise of outstanding options granted under prior option plans. No further options can be granted under the prior plans. The weighted average contractual life with respect to the 3,552,497 shares issuable upon the exercise of outstanding options as of May 23, 2008, under the Plan and all prior plans, was 4.48 years and the weighted average exercise price was $37.32.

        On June 2, 2008, 25,522,520 shares of the Company's common stock were outstanding.

        On June 6, 2008, the Board, on the recommendation of the Compensation Committee, approved an amendment of the Plan which provides for:

  •
  The aggregate number of shares available for issuance after July 31, 2008 would be 2,500,000 shares; and

  •
  Each share of an equity award other than stock options or stock appreciation rights to reduce the shares available for issuance under the Plan by 2.5 shares.

        The Compensation Committee and the Board of Directors believe that the effective use of stock compensation has been integral to the Company's success in the past and is vital to its ability to consistently achieve continued strong performance in the future. If approved by the shareholders, this amendment would enable the Company to grant awards to employees at levels determined appropriate by the Compensation Committee.

        Accordingly, the Board of Directors recommends that the stockholders approve an amendment of the Plan whereby the first paragraph of the Plan's Section 4.1, dealing with Number of Shares Available for Grants, is amended to read in its entirety as follows, effective for awards granted on or after July 31, 2008.

  Subject to adjustment as provided in Section 4.2 hereof, the number of Shares hereby reserved for issuance on or after July 31, 2008 to Participants under the Plan shall equal 2,500,000. Subject to adjustment as provided in Section 4.2 hereof, the maximum number of Shares that may be issued pursuant to Incentive Stock Options shall not exceed 500,000. Any Shares that are subject to Award of Stock Options or Stock Appreciation Rights shall be counted against this limit as one (1) Share for every one (1) Share issued. Any Shares that are subject to Awards other than Stock Options or Stock Appreciation Rights shall be counted against this limit as 2.5 Shares for every one (1) Share granted on or after July 31, 2008.

        The proposed amendment would not change other provisions of the Plan currently in effect.

        Additional information about the Plan, as amended, has been provided on Appendix 1 which is attached to this Proxy Statement however, the summary of the Plan is qualified in its entirety by the specific language of the Plan, a copy of which is available by contacting the Company's Secretary.

        The Board recommends that you vote FOR this Item 2, the proposal to approve the amendment of the Company's 2005 Long-Term Incentive Compensation Plan.

ITEM 3—RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The Board of Directors, through its Audit Committee, has appointed Ernst & Young LLP, ("E&Y") as independent registered public accounting firm to audit the consolidated financial statements of the Company and its subsidiaries for the fiscal year ending March 28, 2009.

        Representatives of E&Y are expected to be present at the annual meeting, and will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

        Accordingly, the Board believes ratification of the appointment of E&Y as the Company's independent registered public accounting firm for the current year is in the best interests of the Company and its shareholders and recommends a vote FOR this Item 3.

Audit Committee Report(1)

Audit Committee Financial Expert

        The Board has determined that all audit committee members are financially literate under the current listing standards of the New York Stock Exchange. The Board also determined that Mr. Lawrence Best qualifies as an "audit committee financial expert" as defined by the Securities and Exchange Commission rules adopted pursuant to the Sarbanes-Oxley Act of 2002.

Audit Committee Report

        The Audit Committee is comprised of three or more directors, who meet the applicable independence and experience requirements of the New York Stock Exchange and the Securities and Exchange Commission, as determined by the Board, and operates under a written charter adopted by the Board.

        The primary responsibility of the Committee is to oversee the Company's financial reporting process on behalf of the Board and to report the results of their activities to the Board regularly. While the Committee has the responsibilities and powers set forth in its Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's consolidated financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Management is responsible for the preparation, presentation, and integrity of the Company's consolidated financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company. The independent registered public accounting firm is responsible for auditing the Company's consolidated financial statements and for reviewing the Company's unaudited interim consolidated financial statements. In so doing, it is the responsibility of the Committee to maintain free and open communication between the Committee, independent registered public accounting firm, internal auditors and management of the Company. The Audit Committee is also directly responsible for the appointment (subject to stockholder ratification), termination, and the compensation of the independent registered public accounting firm.

        In this context, the Audit Committee reviewed and discussed the Company's audited consolidated financial statements for the fiscal year ended March 29, 2008 with management and with the Company's independent registered public accounting firm. Management represented to the Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles. Discussions about the Company's audited consolidated financial statements included the independent registered public accounting firm's judgments about the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in its financial statements. The Committee also discussed with the independent registered public accounting firm other matters required by the Statement on Auditing Standards ("SAS") No. 61, "Communication with Audit Committees," as amended, as adopted by the Public Accounting Oversight Board in Rule 3200T.

        The Company's independent registered public accounting firm provided to the Committee written disclosures required by the Independence Standards Board Standard No. 1, "Independence Discussion with Audit Committees," as adopted by the Public Company Accounting Oversight Board in Rule 3600T. The Committee discussed with the independent registered public accounting firm their independence from both management and the Company, and considered the compatibility of non-audit

(1)
The material in this report is not "soliciting material," is not deemed filed with the Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

services with the independent registered public accounting firm's independence. The Audit Committee's policy is to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm. All audit and non-audit services performed by the independent registered public accounting firm during this year ended March 29, 2008 were pre-approved in accordance with this policy.

        Fees paid to the Company's independent registered public accounting firm for fiscal 2008 and 2007 were comprised of the following:

	FY 2008	FY 2007
Audit Fees	$1,212,699	$976,000
Audit—Related Fees	39,840	90,723
Tax Fees	395,950	276,576
All Other Fees	0	0

Total	$1,648,489	$1,343,299

        Audit fees consist of fees billed for the annual audit on consolidated financial statements and the audit services, including provision of consent and review of documentation filed with the Securities and Exchange Commission. Audit related fees consist of fees for consultation on accounting matters, advice in connection with management's assessment of internal controls over financial reporting and the audit of the employee benefit plan. Tax fees include all fees paid for tax compliance, reporting, and planning.

        Based on the Committee's discussion with management and the independent registered public accounting firm, and the Committee's review of the representations of management and the report of the independent registered public accounting firm to the Committee, the Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended March 29, 2008 filed with the Securities and Exchange Commission.

AUDIT COMMITTEE
Ronald L. Merriman, Chairman Lawrence C. Best Ronald G. Gelbman

Additional Information

Stockholder Proposals

        Any proposal submitted pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934 for inclusion in the Company's Proxy Statement and form of proxy relating to the 2009 Annual Meeting of Stockholders must be received at the Company's principal executive offices in Braintree, Massachusetts on or before February 25, 2009. Any notice of a proposal submitted outside the processes of Rule 14a-8 which a stockholder intends to bring before the Company's 2009 Annual Meeting of Stockholders will be untimely under the By-Laws of the Company unless notice thereof is given by the stockholder to the Secretary of the Company not later than May 2, 2009, nor earlier than April 2, 2009.

        In accordance with the provisions of Rule 14a-4(c) promulgated under the Securities Exchange Act of 1934, if the Company does not receive notice of a stockholder proposal to be raised at its 2009 Annual Meeting on or before May 13, 2009, then in such event, the management proxies shall be allowed to use their discretionary voting authority when the proposal is raised at the 2009 Annual Meeting.

Other Matters

        Management knows of no matters which may properly be and are likely to be brought before the meeting other than the matters discussed herein. However, if any other matters properly come before the meeting, the persons named in the enclosed proxy will vote in accordance with their best judgment.

Voting Proxies

        The Board of Directors recommends an affirmative vote on all proposals specified. Proxies will be voted as specified. If authorized proxies are submitted without specifying an affirmative or negative vote on any proposal, the shares represented by such proxies will be voted in favor of the Board of Directors' recommendations.

By Order of the Board of Directors
Alicia R. Lopez, Secretary
Braintree, Massachusetts June 25, 2008

Appendix 1: Summary of 2005 Long-Term Incentive Compensation Plan

        Purpose.    The Plan is intended to optimize the profitability and growth of the Company through incentives that are consistent with the Company's goals and that link the personal interests of participants to those of the Company's stockholders. The Plan is further intended to provide flexibility to the Company and its subsidiaries in their ability to motivate, attract and retain employees and directors upon whose efforts and initiative the growth and success of the Company depends.

        Types of Awards Authorized.    The Plan permits the issuance of awards consisting of stock options, stock appreciation rights ("SARs"), restricted stock, performance shares, deferred stock/restricted stock unit awards and other stock unit awards.

        Number of Shares.    As discussed above, under the amendment of the Plan adopted by the Board on June 6, 2008 and presented to the Company's stockholders for consideration and approval, the maximum number of shares reserved for issuance after July 31, 2008 to participants under the Plan is 2,500,000. The maximum number of shares that may be issued pursuant to incentive stock options may not exceed 500,000. Shares issued under stock options or stock appreciation rights count against the shares available under the Plan as one (1) share. Any shares that are subject to awards other than stock options or stock appreciation rights shall be counted against the shares available under the Plan as 2.5 shares for every one (1) share granted. Any shares that again become available for grant under the Plan shall be added back as one (1) share if such shares were subject to stock options or stock appreciation rights, and as 2.5 shares if such shares were subject to awards other than stock options or stock appreciation rights.

        Any shares subject to awards under the Plan that expire or are forfeited, terminated or otherwise cancelled, or that are settled in cash in lieu of shares, will become available for subsequent awards under the Plan. However, shares subject to awards under the Plan that are not issued upon the net settlement or net exercise of stock options or stock appreciation rights, shares that are delivered to or retained by the Company to pay the exercise price or withholding taxes related to awards and shares repurchased on the open market with the proceeds of stock option exercises, will not be available for additional grants under the Plan.

        It is not possible to state the employees who will receive awards under the Plan in the future, nor the amount of awards which will be granted thereunder. Reference is made to the section entitled "Executive Compensation" in this Proxy Statement for information concerning options granted and exercised by the named executive officers during the most recent fiscal year and options outstanding at March 29, 2008.

        Administration and Eligibility.    The Plan is administered by the Compensation Committee (the "Committee") comprised entirely of independent directors. The present members of the Committee are Richard J. Meelia, Susan Bartlett Foote, and, the Chairman of the Committee, Pedro P. Granadillo. As permitted by law and the terms of the Plan, the Committee may delegate its authority under the Plan. Awards may be granted under the Plan to all employees of the Company and its subsidiaries and to directors of the Company. The Plan provides that options designated as incentive stock options may be granted only to officers and employees of the Company or any subsidiary. In determining a person's eligibility to be granted an award, the Committee takes into account the person's position and responsibilities, the nature and value to the Company or its subsidiaries of such person's service and accomplishments, such person's present and potential contribution to the success of the Company or its subsidiaries, and such other factors as the Committee deems relevant.

        Amendment Modification and Termination.    Subject to the terms of the Plan, the Board may at any time and from time to time, alter, amend, suspend, or terminate the Plan in whole or in part. No termination, amendment, or modification of the Plan shall adversely affect in any material way any award previously granted under the Plan, without the written consent of the participant holding such award. Shareholder approval will be required for any amendment of the Plan that does any of the following: (a) increases the maximum number of shares subject to the Plan; (b) changes the designation of the class of persons eligible to receive incentive stock options under the Plan; or (c) modifies the Plan in a manner that requires shareholder approval under applicable law or the rules of a stock exchange or trading system on which the Company's shares are traded.

        Limitations on Awards.    The Plan provides that no participant may be granted in any fiscal year:

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    options to purchase more than 600,000 shares of the Company's common stock,

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    stock appreciation rights with respect to more than 250,000 shares of the Company's common stock,

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    more than 250,000 shares of restricted stock,

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    restricted stock units exceeding $7,000,000,

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    deferred stock units exceeding $7,000,000,

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    performance share units with respect to more than a fair market value of 250,000 shares of the Company's common stock (measured on the date of grant), or

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    other stock based awards exceeding $10,000,000.

        The maximum aggregate number of shares that may be granted as awards in any one fiscal year to a director who is not an employee shall be equal to the fair market value of 10,000 shares (measured at the date of grant) and the maximum aggregate number of shares that may be granted to any director who is not an employee cumulatively under the Plan is 350,000.

        Section 162(m).    Section 162(m) of the Internal Revenue Code (the "Code") generally limits to $1 million the annual corporate income tax deduction for compensation which is not "performance-based" paid to each of the chief executive officer and the four other highest paid executive officers of a publicly-held corporation. The Company intends incentive stock options and non-qualified stock options awarded under the Plan granted with an exercise price at least equal to the fair market value of the stock on the date of grant to qualify for the performance-based exception from the $1 million deduction limitation. In addition, if the Plan is approved by the stockholders, awards under the Plan are intended to be eligible for treatment as "performance-based" compensation under Section 162(m) by reason of being conditioned upon one or more of the specific performance criteria described below under "Performance Measures."

        Section 409A Compliance.    Section 409A of the Code provides that non-qualified deferred compensation plans must meet specified rules relating to the timing of deferral elections, the timing of distributions of the deferred compensation and changes in the form or timing of payments of deferred compensation. Section 409A also imposes limits on the manner in which non-qualified deferred compensation plans may be funded and specifies penalties that will apply to a non-qualified deferred compensation plan that does not meet the rules. Awards granted under the Plan are intended to be exempt from, or meet the requirements of, Section 409A of the Code (unless the Board at the time of grant specifically provides that an award is not intended to comply with Section 409A). If an award is subject to Section 409A and does not meet the requirements of Section 409A, the participant generally will include in ordinary income in the first year of the failure, any compensation deferred with respect to the award for that year and all previous years (and earnings), to the extent not previously included in income and not subject to a substantial risk of forfeiture. Unless limited by section 162(m) of the Code, the Company will be entitled to a tax deduction in the same amount and at the same time as an employee recognizes ordinary income. The participant also will be subject to an additional tax of 20% on the amounts required to be included in income, as well as interest at the federal income tax underpayment rate plus 1% on the amounts that would have been included in income if the deferral had been included in the participant's income in the year deferred, or if later, the year the award is no longer subject to a substantial risk of forfeiture.

        Terms and Provisions of Awards.    The terms and provisions of each award authorized by the Plan are outlined below. Each award grant will be evidenced by an award agreement which will specify the terms and provisions of that award.

  Stock Options.    An option is a right granted to a participant under the Plan to purchase a share of the Company's common stock at a specific price during a specified period of time. Options may be granted to participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee. The option price for each option shall equal the fair market value of the shares at the time such option is granted. No incentive stock option will be granted to an employee who at the time the incentive stock option is granted owns shares possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any subsidiary. The option price may not be decreased with respect to an outstanding option following the date of grant and no option will be replaced with another option with a lower option price. Each option granted to a participant shall expire at such time as the Committee shall determine at the time of grant, provided that an option must expire no later than the seventh anniversary of the date the option was granted. Options shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for each grant or for each participant.

  All incentive stock options granted to a participant under the Plan shall be exercisable during such participant's lifetime only by such participant. No incentive stock option shall be granted to an employee under the Plan to purchase shares as to which the aggregate fair market value (determined as of the date of grant) of the shares which first become exercisable by the employee in any calendar year exceeds $100,000. To the extent an option initially designated as an incentive stock option exceeds the value limit or otherwise fails to satisfy the requirements applicable to incentive stock option, it shall be deemed a non-qualified stock option and shall otherwise remain in full force and effect.

  Stock Appreciation Rights.    A stock appreciation right or "SAR" is an award that consists of the right to be paid an amount measured by the appreciation in the fair market value of shares of our common stock on the date of grant to the date of exercise of the right. Stock appreciation rights may be granted to participants at any time and from time to time as shall be determined by the Committee. Subject to the terms and conditions of the Plan, the Committee shall have complete discretion in determining the number of stock appreciation rights granted to each participant and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such stock appreciation rights. The grant price of a stock appreciation right shall equal the fair market value of a share of the Company's common stock on the date of grant. The grant price of a stock appreciation right may not be decreased with respect to an outstanding stock appreciation right following the date of grant and no stock appreciation right will be replaced with another award with a lower grant price.

  The term of a stock appreciation right granted under the Plan shall be determined by the Committee, in its sole discretion, provided that a stock appreciation right must expire no later than the seventh anniversary of the date the stock appreciation right was granted.

  Stock appreciation rights may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes upon them. The payment upon stock appreciation right exercise shall be in shares of the Company's common stock. Any shares delivered in payment shall be deemed to have a value equal to the fair market value on the date of exercise of the stock appreciation right.

  Restricted Stock.    Restricted stock is an award that consists of shares of the Company's common stock that may be subject to certain restrictions. Restricted stock may be granted to participants at any time and from time to time as shall be determined by the Committee. The Committee may impose such other conditions and/or restrictions on any shares of restricted shares granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that participants pay a stipulated purchase price for each restricted share, restrictions based upon the achievement of specific performance goals, time-based restrictions on vesting following the attainment of the performance goals, time-based restrictions, and/or restrictions under applicable federal or state securities laws.

  If the Committee so determines, participants holding shares of restricted stock granted under the Plan may be granted the right to exercise full voting rights with respect to those shares during the period of restriction.

  During the period of restriction, participants holding shares of restricted stock may, if the Committee so determines, be credited with dividends paid with respect to the underlying shares while they are so held. The Committee may apply any restrictions to the dividends that the Committee deems appropriate. Without limiting the generality of the preceding sentence, if the grant or vesting of restricted shares granted to a participant is designed to comply with the requirements of the performance-based exception of Section 162(m) of the Code, the Committee may apply any restrictions it deems appropriate to the payment of dividends declared with respect to such restricted shares, such that the dividends and/or the restricted shares maintain eligibility for the performance-based exception.

  Deferred Stock and Restricted Stock Units.    The Committee may elect to award deferred stock units to participants in lieu of payment of a bonus or other award if so elected by a participant under such terms and conditions as the Committee shall determine, including terms that provide for the grant of deferred stock units valued in excess of the bonus or award deferred. A participant must make an election to receive deferred stock units in the calendar year before the calendar year in which the services related to the award are first performed. The Committee may require a participant to defer, or permit (subject to any conditions as the Committee may from time to time establish) a participant to elect to defer, receipt of all or any portion of any payment of cash or shares that otherwise would be due to such participant in payment or settlement of an award under the Plan, to the extent consistent with Section 409A of the Code. Such payments may include, among other things, provisions for the payment or crediting of reasonable interest in respect of deferred payments credited in cash, and the payment or crediting of dividend equivalents in respect of deferred amounts credited in stock equivalents. Settlement of any deferred stock units shall be made in a single sum of cash or shares.

  The Committee may grant restricted stock units to participants in such amounts as the Committee may determine. Payment of vested restricted stock units, or, if a restricted stock unit award is subject to partial vesting, the vested portion of such award, shall be made in a single sum of cash or shares or a combination thereof as soon as practicable after the restricted stock units or portion of the award vests, but in no event later than two and one half (2 1/2) months after the calendar year in which vesting occurs. It is intended that a restricted stock unit award be exempt from the application of Section 409A of the Code as a "short-term deferral."

  Other Stock Unit Awards.    Other stock unit awards that are valued in whole or in part by reference to, or are otherwise based on, shares or other property, may be granted to participants, either alone or in addition to other awards granted under the Plan, and such other stock units shall also be available as a form of payment in the settlement of other awards granted under the Plan. Other stock units shall be granted upon such terms, and at any time and from time to time, as shall be determined by the Committee.

  Performance Shares.    Performance share awards may be granted to participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee. Each performance share shall have an initial value equal to the fair market value of a share of the Company's common stock on the date of grant. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the number and/or value of performance share awards that will be paid out to the participant. The time period during which the performance goals must be met is called a "performance period."

  Subject to the terms of the Plan, after the applicable performance period has ended, the holder of performance share awards shall be entitled to receive a payout based on the number and value of performance shares awards earned by the participant over the performance period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.

  Payment of earned performance share awards shall be as determined by the Committee and, if applicable, as evidenced in the related award agreement. Subject to the terms of the Plan, the Committee, in its sole discretion, may pay earned performance shares awards in the form of cash or in shares (or in a combination thereof) that have an aggregate fair market value equal to the value of the earned performance shares awards at the close of the applicable performance period.

  Unless otherwise provided by the Committee, participants holding performance shares shall be entitled to receive dividend units with respect to dividends declared with respect to the shares represented by such performance shares.

  Nontransferability.    Unless otherwise set forth by the Committee in an award agreement, awards (except for vested shares) are not transferable except by will or the laws of descent and distribution or domestic relations orders. During the participant's lifetime, awards are only exercisable by such participant or his or her guardian or legal representative. Under no circumstances is an award transferable for value or consideration. A participant's rights under the Plan may not be pledged, mortgaged, hypothecated, or otherwise encumbered, and may not be subject to claims of the participant's creditors.

        Performance Measures.    The general performance measures, the attainment of which may determine the degree of payout and/or vesting with respect to awards to covered employees that are designed to qualify for the performance-based exception from the tax deductibility limitations of Section 162(m) of the Code referred to above shall be chosen from among: revenue, earnings per share, operating income, net income (before or after taxes), cash flow (including but not limited to, operating cash flow and free cash flow), gross profit, growth in any of the preceding measures, gross profit return on investment, gross margin return on investment, working capital, gross margins, EBIT, EBITDA, return on equity, return on assets, return on capital, revenue growth, total shareholder return, economic value added, customer satisfaction, technology leadership, number of new patents, employee retention, market share, market segment share, product release schedules, new product innovation, cost reduction through advanced technology, brand recognition/acceptance and product ship targets. The Committee may exclude the impact of an event or occurrence which the Committee determines should appropriately be excluded, including an event not within the reasonable control of the Company's management. Performance measures may be set either at the corporate level, subsidiary level, division level, or business unit level. Awards that are designed to qualify for the performance-

based exception, and that are held by covered employees, may not be adjusted upward (the Committee shall retain the discretion to adjust such awards downward). Changes in the general performance measures must be proposed by the Committee and approved by the Company's stockholders, except that if applicable tax and/or securities laws change to permit Committee discretion to alter the governing performance measures without obtaining stockholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining stockholder approval.

        Recapitalizations, Reorganizations, Change in Control.    Upon a change in corporate capitalization, such as a stock split, stock dividend or a corporate transaction, such as any merger, consolidation, combination, exchange of shares or the like, separation, including a spin-off, or other distribution of stock or property of the Company, any reorganization or any partial or complete liquidation of the Company, such adjustment shall be made in the number and class of shares that may be delivered, in the number and class of and/or price of shares subject to outstanding awards granted under the Plan, and in the award limits, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights.

        The Committee may make adjustments in the terms and conditions of, and the criteria included in, awards in recognition of unusual or nonrecurring events affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan; provided that, unless the Committee determines otherwise at the time such adjustment is considered, no such adjustment shall be authorized to the extent that such authority would be inconsistent with the Plan's or any award's meeting the requirements of Section 162(m) of the Code, as from time to time amended.

        In the event of any sale or conveyance to another entity of all or substantially all of the property and assets of the Company or a change in control, unless otherwise specifically prohibited under applicable laws, or by the rules and regulations of any governing governmental agencies or national securities exchange or trading system, or unless the Committee shall otherwise specify in the award agreement, the Board, in its sole discretion, may:

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  elect to terminate options or SARs in exchange for a cash payment equal to the amount by which the fair market value of the shares subject to such option to the extent the option or SAR has vested exceeds the exercise price with respect to such shares;

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  elect to terminate options or SARs provided that each participant is first notified of and given the opportunity to exercise his/her vested options for a specified period of time (of not less than 15 days) from the date of notification and before the option or SAR is terminated;

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  permit awards to be assumed by a new parent corporation or a successor corporation (or its parent) and replaced with a comparable award of the parent corporation or successor corporation (or its parent);

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  amend an award agreement or take such other action with respect to an award that it deems appropriate; or

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  implement any combination of the foregoing.

        For purposes of the Plan, a change in control shall be deemed to have occurred if any person or any two or more persons acting as a group, and all affiliates of such person or persons, who prior to such time owned less than 35% of the then outstanding common stock of the Company, shall acquire such additional shares of the Company's common stock in one or more transactions, or a series of transactions such that following such transaction or transactions, such person or group and affiliates beneficially own 35% or more of the Company's common stock outstanding.

        The high and low sales prices of the Company's common stock on the New York Stock Exchange on June 4, 2008 were $58.07 and $54.96, respectively.

        Federal Income Tax Consequences.    The following is a summary of the material United States federal income tax consequences of the grant of an award pursuant to the Plan to the Company and to the participants in the Plan. The summary is based on the provisions of the Code and regulations, rulings and judicial decisions as of the date of this proxy statement. Such authorities could be changed so as to result in United States federal income consequences different from those discussed below. The following is only a summary of the effect of United States federal income taxation upon participants and us with respect to the grant, exercise and settlement of awards under Plan. It does not purport to be complete and does not discuss the tax consequences arising in the context of the participant's death or the income tax laws of any municipality, state or foreign country in which the participant's income or gain may be taxable and does not discuss special rules which may apply if a participant is subject to Section 16 of the Securities Exchange Act of 1934.

  Incentive Stock Options.    An employee who is granted an incentive stock option generally does not recognize taxable income at the time the option is granted or upon its exercise, although the exercise is an adjustment item for alternative minimum tax purposes and may subject the employee to the alternative minimum tax. Upon a disposition of the shares more than two years after grant of the option and more than one year after exercise of the option (the "holding periods"), the employee will recognize long-term capital gains or losses equal to the difference between the sale price and the exercise price. If the holding periods are not satisfied, then: (1) if the sale price exceeds the exercise price, the employee will recognize a capital gain equal to the excess, if any, of his or her sale price over the fair market value of the shares on the date of exercise and will recognize ordinary income equal to the difference, if any, between the lesser of the sale price or the fair market value of the shares on the exercise date and the exercise price or (2) if the sale price is less than the exercise price, the employee will recognize a capital loss equal to the difference between the exercise price and the sale price. The Company ordinarily is entitled to a deduction in the same amount and at the same time as the employee recognizes ordinary income which can occur only when the holding periods are not satisfied.

  Non-Statutory Stock Options.    A participant does not recognize any taxable income at the time a non-statutory stock option is granted. Upon exercise, the participant generally recognizes ordinary income measured by the excess of the then fair market value of the shares over the exercise price. Any taxable income recognized in connection with an option exercise by an employee is subject to tax withholding. The Company is entitled to a deduction in the same amount and at the same time as the employee recognizes ordinary income. Upon a disposition of such shares by a participant, any difference between the sale price and the fair market value of the shares when income was previously recognized is treated as a long-term or short-term capital gain or loss, depending on the holding period.

  Deferred Stock Units.    If the deferred stock units meet the requirements of Section 409A of the Code, a participant generally will not recognize any taxable income upon the grant or vesting of the deferred stock units. A participant generally will recognize ordinary income when the units are paid in cash or shares of the Company's common stock in an amount equal to the cash or the fair market value of the shares received. The ordinary income recognized by an employee in connection with a deferred stock unit will be subject to tax withholding. Unless limited by Section 162(m) of the Code, the Company is entitled to a deduction in the same amount and at the same time as the employee recognizes ordinary income.

  Performance Share Units.    A participant generally will not recognize taxable income upon the grant or vesting of performance share units. Upon payment of cash or shares of the

  Company's common stock based on the number and value of the performance share units earned over the performance cycle, a participant generally will recognize as ordinary income an amount equal to the cash and the fair market value of the shares received. The ordinary income recognized by an employee will be subject to tax withholding. Unless limited by Section 162(m) of the Code, the Company is entitled to a deduction in the same amount and at the same time as the employee recognizes ordinary income.

  Restricted Stock.    A participant who receives restricted stock will not recognize taxable income at the time of the award. Instead, the participant will recognize ordinary income on the dates when the stock is no longer subject to a substantial risk of forfeiture. The participant's ordinary income is measured as the excess of the fair market value of the common stock on the date the shares are no longer subject to a substantial risk of forfeiture over the amount paid for the shares, if any. The participant may accelerate his or her recognition of ordinary income and begin his or her capital gains holding period by timely filing (i.e., within thirty days of the award) an election pursuant to Section 83(b) of the Code. In such event, the ordinary income recognized, if any, is measured as the excess of the fair market value of the shares on the date of the award over the amount paid for the shares, if any, and the capital gain holding period commences on such date. The ordinary income recognized by an employee will be subject to tax withholding. Unless limited by Section 162(m) of the Code, the Company is entitled to a deduction in the same amount and at the same time as the employee recognizes ordinary income.

  Restricted Stock Units.    Restricted stock units under the Plan are intended to be exempt from the application of the new rules for nonqualified deferred compensation plans under Section 409A of the Code as short-term deferrals. A participant generally will not recognize taxable income upon the grant or vesting of restricted stock units. Upon payment of cash or shares of the Company's Common Stock based on the number and value of the restricted stock units, a participant generally will recognize as ordinary income an amount equal to the cash or the fair market value of the shares received. The ordinary income recognized by an employee will be subject to tax withholding. Unless limited by Section 162(m) of the Code, The Company is entitled to a deduction in the same amount and at the same time as the employee recognizes ordinary income.

  Stock Appreciation Rights.    To the extent that a grant of an SAR is exempt from the application of the new rules under Section 409A of the Code because it is granted at fair market value and settled only in publicly traded stock, the grant of SARs under the Plan normally will not result in the recognition of taxable income by a participant. A participant generally will recognize ordinary income in the year of exercise of a SAR in an amount equal to the fair market value of the shares, if any, paid to the participant upon the exercise of the SAR. The ordinary income recognized by an employee will be subject to tax withholding. Unless limited by Section 162(m) of the Code, the Company ordinarily is entitled to a deduction in the same amount and at the same time as the employee recognizes ordinary income.

Haemonetics Corporation
2005 Long-Term Incentive
Compensation Plan

Effective July 27, 2005

As Amended

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Article 1. Establishment, Objectives, and Duration

        1.1    Establishment of the Plan.    Haemonetics Corporation, a Massachusetts corporation, hereby adopts the "Haemonetics Corporation 2005 Long-Term Incentive Compensation Plan" (hereinafter referred to as the "Plan"), as set forth in this document. The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock/Restricted Stock Units, Other Stock Units and Performance Shares.

        Subject to approval by the Company's stockholders, this Plan shall become effective as of July 27, 2005 (the "Effective Date"). Awards may be granted under this Plan prior to such stockholder approval; provided, the effectiveness of such Awards shall be contingent on such stockholder approval being obtained.

        1.2    Objectives of the Plan.    The objectives of the Plan are to optimize the profitability and growth of the Company through incentives that are consistent with the Company's goals and that link the personal interests of Participants to those of the Company's stockholders, to provide Participants with an incentive for excellence in individual performance, and to promote teamwork among Participants.

        The Plan is further intended to provide flexibility to the Company and its Subsidiaries in their ability to motivate, attract, and retain the services of Participants who make significant contributions to the Company's success and to allow Participants to share in that success.

        1.3    Duration of the Plan.    The Plan shall remain in effect, subject to the right of the Committee to amend or terminate the Plan at any time pursuant to Article 16 hereof, until the earlier of when (a) all Shares subject to it shall have been purchased or acquired according to the Plan's provisions or (b) the seventh (7th) anniversary of the Effective Date. However (in case of any amendment to the previous sentence), in no event may an Award of an Incentive Stock Option be granted under the Plan on or after the tenth (10th) anniversary of the Effective Date.

Article 2. Definitions

        Whenever used in this Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized:

        2.1    "Award" means, individually or collectively, a grant under this Plan of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock/Restricted Stock Units, Other Stock Units or Performance Shares.

        2.2    "Award Agreement" means a written or electronic agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award granted under this Plan.

        2.3    "Beneficial Owner" or "Beneficial Ownership" shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

        2.4     "Board" or "Board of Directors" means the Board of Directors of the Company.

        2.5    "Change in Control" shall be deemed to have occurred if any person or any two or more persons acting as a group, and all affiliates of such person or persons, who prior to such time owned less than thirty-five percent (35%) of the then outstanding common stock of the Company, shall acquire such additional shares of the Company's common stock in one or more transactions, or series of transactions, such that following such transaction or transactions, such person or group and affiliates beneficially own thirty-five percent (35%) or more of the Company's common stock outstanding.

        2.6    "Code" means the Internal Revenue Code of 1986, as amended from time to time.

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        2.7    "Committee" means the committee appointed from time to time by the Company's Board of Directors to administer the Plan. The full Board of Directors, in its discretion, may act as the Committee under the Plan, whether or not a Committee has been appointed, and shall do so with respect to grants of Awards to non-employee Directors. The Committee may delegate to one or more members of the Committee or officers of the Company, individually or acting as a committee, any portion of its authority, except as otherwise expressly provided in the Plan. In the event of a delegation to a member of the Committee, officer or a committee thereof, the term "Committee" as used herein shall include the member of the Committee, officer or committee with respect to the delegated authority. Notwithstanding any such delegation of authority, the Committee comprised of members of the Board of Directors and appointed by the Board of Directors shall retain overall responsibility for the operation of the Plan.

        2.8    "Company" means Haemonetics Corporation, a Massachusetts corporation, and any successor thereto as provided in Article 18 hereof.

        2.9    "Covered Employee" means a Participant who, as of the date of vesting and/or payout of an Award, or the date the Company or any of its Subsidiaries is entitled to a tax deduction as a result of the Award, as applicable, is one of the group of "covered employees," as defined in the regulations promulgated under Code Section 162(m), or any successor statute.

        2.10    "Deferred Stock Unit" means an Award granted to a Participant pursuant to Article 9 hereof.

        2.11    "Director" means any individual who is a member of the Board of Directors of the Company; provided, however, that any Director who is employed by the Company shall be treated as an Employee under the Plan.

        2.12    "Disability" shall mean a condition whereby the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical impairment which can be expected to result in death or which is or can be expected to last for a continuous period of not less than twelve months, all as verified by a physician acceptable to, or selected by, the Company.

        2.13    "Effective Date" shall have the meaning ascribed to such term in Section 1.1 hereof.

        2.14    "Employee" means any employee of the Company or its Subsidiaries.

        2.15    "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

        2.16    "Fair Market Value" as of any date and in respect of any Share means the average of the high and low trading prices for the Shares as reported on the New York Stock Exchange for that date, or if no such prices are reported for that date, the average of the high and low trading prices on the next preceding date for which such prices were reported, unless otherwise determined by the Committee. In no event shall the fair market value of any Share be less than its par value.

        2.17    "Incentive Stock Option" or "ISO" means an option to purchase Shares granted under Article 6 hereof and that is designated as an Incentive Stock Option and that is intended to meet the requirements of Code Section 422.

        2.18    "Insider" shall mean an individual who is, on the relevant date, an executive officer, director or ten percent (10%) beneficial owner of any class of the Company's equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act.

        2.19    "Key Employee" shall mean an employee (as defined in Code Section 416(i) (but without regard to paragraph (5) thereof)) of the Company.

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        2.20    "Nonqualified Stock Option" or "NQSO" means an option to purchase Shares granted under Article 6 hereof that is not intended to meet the requirements of Code Section 422, or that otherwise does not meet such requirements.

        2.21    "Option" means an Incentive Stock Option or a Nonqualified Stock Option.

        2.22    "Option Price" means the price at which a Share may be purchased by a Participant pursuant to an Option.

        2.23    "Other Stock Unit Award" means an Award granted to a Participant, as described in Article 10 hereof.

        2.24    "Participant" means an Employee or Director who has been selected to receive an Award or who has an outstanding Award granted under the Plan.

        2.25    "Performance-Based Exception" means the performance-based exception from the tax deductibility limitations of Code Section 162(m).

        2.26    "Performance Share" means an Award granted to a Participant, as described in Article 11 hereof.

        2.27    "Period of Restriction" means the period during which the transfer of Shares of Restricted Stock is limited in some way (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, at its discretion), and the Shares are subject to a substantial risk of forfeiture, pursuant to the Restricted Stock Award Agreement, as provided in Article 8 hereof.

        2.28    "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof and the rules promulgated thereunder, including a "group" as defined in Section 13(d) thereof and the rules promulgated.

        2.29    "Restricted Stock" means an Award granted to a Participant pursuant to Article 8 hereof.

        2.30    "Restricted Stock Unit" means an Award granted to a Participant pursuant to Article 9 hereof.

        2.31    "Shares" means shares of the Company's common stock, par value $.01 per share.

        2.32    "Stock Appreciation Right" or "SAR" means an Award granted pursuant to the terms of Article 7 hereof.

        2.33    "Subsidiary" means any corporation, partnership, joint venture, or other entity in which the Company, directly or indirectly, has a majority voting interest. With respect to Incentive Stock Options, "Subsidiary" means any entity, domestic or foreign, whether or not such entity now exists or is hereafter organized or acquired by the Company or by a Subsidiary that is a "subsidiary corporation" within the meaning of Code Section 424(d) and the rules thereunder.

        2.34    "Ten Percent Shareholder" means an employee who at the time an ISO is granted owns Shares possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any Subsidiary, within the meaning of Code Section 422.

Article 3. Administration

        3.1    General.    Subject to the terms and conditions of the Plan, the Plan shall be administered by the Committee. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board of Directors. The Committee shall have the authority to delegate

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administrative duties to officers of the Company. For purposes of making Awards intended to qualify for the Performance Based Exception under Code Section 162(m), to the extent required under such Code Section, the Committee shall be comprised solely of two or more individuals who are "outside directors", as that term is defined in Code Section 162(m) and the regulations thereunder.

        3.2    Authority of the Committee.    Except as limited by law or by the Certificate of Incorporation or Bylaws of the Company, and subject to the provisions hereof, the Committee shall have full power to select Employees and Directors who shall be offered the opportunity to participate in the Plan; determine the sizes and types of Awards; determine the terms and conditions of Awards in a manner consistent with the Plan (including, but not limited to, termination provisions); construe and interpret the Plan and any agreement or instrument entered into under the Plan; establish, amend, or waive rules and regulations for the Plan's administration; and amend the terms and conditions of any outstanding Award as provided in the Plan. Further, the Committee shall make all other determinations that it deems necessary or advisable for the administration of the Plan. As permitted by law and the terms of the Plan, the Committee may delegate its authority herein. No member of the Committee shall be liable for any action taken or decision made in good faith relating to the Plan or any Award granted hereunder.

        3.3    Decisions Binding.    All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders and resolutions of the Committee shall be final, conclusive, and binding on all persons, including the Company, its stockholders, Directors, Employees, Participants, and their estates and beneficiaries, unless changed by the Board.

Article 4. Shares Subject to the Plan and Maximum Awards

        4.1    Number of Shares Available for Grants.    Subject to adjustment as provided in Section 4.2 hereof, the number of Shares hereby reserved for issuance on or after July 31, 2008 to Participants under the Plan shall equal 2,500,000. Subject to adjustment as provided in Section 4.2 hereof, the maximum number of Shares that may be issued pursuant to Incentive Stock Options shall not exceed 500,000. Any Shares that are subject to Award of Stock Options or Stock Appreciation Rights shall be counted against this limit as one (1) Share for every one (1) Share issued. Any Shares that are subject to Awards other than Stock Options or Stock Appreciation Rights shall be counted against this limit as 2.5 Shares for every one (1) Share granted on or after July 31, 2008.

        Any Shares covered by an Award (or portion of an Award) granted under the Plan which is settled in cash in lieu of Shares, forfeited, terminated or otherwise canceled or expires shall be deemed not to have been delivered for purposes of determining the maximum number of Shares available for delivery under the Plan. If a Participant tenders shares (either actually, by attestation or otherwise) to pay all or any part of the Option Price or purchase price on an Award or if any Shares payable with respect to any Award are retained by the Company in satisfaction of the Participant's obligation for taxes, the number of Shares actually tendered or retained shall not become or again be, as the case may be, included in the Share limit described in this Section 4.1. Following the exercise of a Stock Appreciation Rights Award, the difference between the number of Shares subject to such Award and the number of Shares issued in such exercise shall not be included in the maximum number of Shares available for delivery under the Plan.

        Shares may be authorized or unissued shares. The Committee shall determine the appropriate methodology for calculating the number of Shares issued pursuant to the Plan.

        The following limitations shall apply to the grant of any Award to a Participant in a fiscal year:

  (a)
  Stock Options:    The maximum aggregate number of Shares that may be granted in the form of Stock Options pursuant to Awards granted in any one fiscal year to any one Participant shall be 600,000.

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  (b)
  SARs:    The maximum aggregate number of Shares that may be granted in the form of Stock Appreciation Rights pursuant to Awards granted in any one fiscal year to any one Participant shall be 250,000.

  (c)
  Restricted Stock:    The maximum aggregate number of Shares that may be granted with respect to Awards of Restricted Stock granted in any one fiscal year to any one Participant shall be 250,000.

  (d)
  Deferred Stock/Restricted Stock Unit Awards:    The maximum aggregate grant or award with respect to Awards of Deferred Stock Units made in any one fiscal year to any one Participant may not exceed $7,000,000. The maximum aggregate grant with respect to Awards of Restricted Stock Units made in any one fiscal year to any one Participant may not exceed $7,000,000.

  (e)
  Other Stock Unit Awards:    The maximum aggregate grant with respect to Awards of Other Stock Units made in any one fiscal year to any one Participant may not exceed $10,000,000.

  (f)
  Performance Shares Awards:    The maximum aggregate grant with respect to Awards of Performance Shares made in any one fiscal year to any one Participant shall be equal to the Fair Market Value of 250,000 Shares (measured on the date of grant).

        Notwithstanding anything in the Plan to the contrary and subject to adjustment as provided in Section 4.2, the maximum aggregate number of Shares that may be granted as Awards in any one fiscal year to a Director shall be equal to the Fair Market Value of 10,000 Shares (measured on the date of grant) and the maximum aggregate number of Shares that may be granted as Awards to any Director cumulatively under this Plan is 350,000.

        The maximum amount that may be paid under the Annual Target Bonus Plan in any one fiscal year to a participant in that plan shall be $2 million.

        4.2    Adjustments in Authorized Shares.    Upon a change in corporate capitalization, such as a stock split, stock dividend or a corporate transaction, such as any merger, consolidation, combination, exchange of shares or the like, separation, including a spin-off, or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Code Section 368) or any partial or complete liquidation of the Company, such adjustment shall be made in the number and class of Shares that may be delivered under Section 4.1, in the number and class of and/or price of Shares subject to outstanding Awards granted under the Plan, and in the Award limits set forth in Section 4.1, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights.

        4.3    Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events.    The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.2 hereof) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan; provided that, unless the Committee determines otherwise at the time such adjustment is considered, no such adjustment shall be authorized to the extent that such authority would be inconsistent with the Plan's or any Award's meeting the requirements of Section 162(m) of the Code, as from time to time amended.

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Article 5. Eligibility and Participation

        5.1    Eligibility.    Persons eligible to participate in this Plan include all Employees and Directors of the Company and its Subsidiaries.

        5.2    Actual Participation.    Subject to the provisions of the Plan, the Committee may, from time to time, select from all eligible Employees and Directors, those to whom Awards shall be granted and shall determine the nature and amount of each Award, provided that Incentive Stock Options shall only be awarded to Employees of the Company or its Subsidiaries.

Article 6. Stock Options

        6.1    Grant of Options.    Subject to the terms and provisions of the Plan, Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee.

        6.2    Award Agreement.    Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains, and such other provisions as the Committee shall determine which are not inconsistent with the terms of the Plan.

        6.3    Option Price.    The Option Price for each Option shall equal the Fair Market Value of the Shares at the time such option is granted. No ISOs will be granted to a Ten Percent Shareholder. The Option Price may not be decreased with respect to an outstanding Option following the date of grant and no Option will be replaced with another Option with a lower Option Price.

        6.4    Duration of Options.    Each Option granted to a Participant shall expire at such time as the Committee shall determine at the time of grant, provided that an Option must expire no later than the seventh (7th) anniversary of the date the Option was granted.

        6.5    Exercise of Options.    Options shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant.

        6.6    Payment.    Options shall be exercised by the delivery of a written, electronic or telephonic notice of exercise to the Company or its designated agent, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment of the Option Price for the Shares.

        Upon the exercise of any Option, the Option Price for the Shares being purchased pursuant to the Option shall be payable to the Company in full either: (a) in cash or its equivalent; (b) subject to the Committee's approval, by delivery of previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (provided that the Shares that are delivered must have been held by the Participant for at least six (6) months prior to their delivery to satisfy the Option Price); (c) subject to the Committee's approval, by authorizing a third party to sell Shares (or a sufficient portion of the Shares) acquired upon exercise of the Option and remitting to the Company a sufficient portion of the sales proceeds to pay the Option Price; (d) subject to the Committee's approval, by a combination of (a), (b), or (c); or (e) by any other method approved by the Committee in its sole discretion. Unless otherwise determined by the Committee, the delivery of previously acquired Shares may be done through attestation. No fractional shares may be tendered or accepted in payment of the Option Price.

        Unless otherwise determined by the Committee, cashless exercises are permitted pursuant to Federal Reserve Board's Regulation T, subject to applicable securities law restrictions, or by any other means which the Committee determines to be consistent with the Plan's purpose and applicable law.

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        Subject to any governing rules or regulations, as soon as practicable after receipt of notification of exercise and full payment, the Company shall deliver to the Participant, in the Participant's name, Share certificates in an appropriate amount based upon the number of Shares purchased pursuant to the Option(s).

        Unless otherwise determined by the Committee, all payments under all of the methods indicated above shall be paid in United States dollars.

        6.7    Restrictions on Share Transferability.    The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Article 6 as it may deem advisable, including, without limitation, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, or under any blue sky or state securities laws applicable to such Shares.

        6.9    Special Limitation on Grants of Incentive Stock Options.    No ISO shall be granted to an Employee under the Plan or any other ISO plan of the Company or its Subsidiaries to purchase Shares as to which the aggregate Fair Market Value (determined as of the date of grant) of the Shares which first become exercisable by the Employee in any calendar year exceeds $100,000. To the extent an Option initially designated as an ISO exceeds the value limit of this Section 6.9 or otherwise fails to satisfy the requirements applicable to ISOs, it shall be deemed a NQSO and shall otherwise remain in full force and effect.

Article 7. Stock Appreciation Rights

        7.1    Grant of SARs.    Subject to the terms and conditions of the Plan, SARs may be granted to Participants at any time and from time to time as shall be determined by the Committee.

        Subject to the terms and conditions of the Plan, the Committee shall have complete discretion in determining the number of SARs granted to each Participant and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARs.

        The grant price of a SAR shall equal the Fair Market Value of a Share on the date of grant.

        7.2    SAR Agreement.    Each SAR grant shall be evidenced by an Award Agreement that shall specify the grant price, the term of the SAR, and such other provisions as the Committee shall determine.

        7.3    Term of SARs.    The term of an SAR granted under the Plan shall be determined by the Committee, in its sole discretion, provided that an SAR must expire no later than the seventh (7th) anniversary of the date the SAR was granted.

        7.4    Exercise of SARs.    SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes upon them.

        7.6    Payment of SAR Amount.    Upon exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

  (a)
  The amount by which the Fair Market Value of a Share on the date of exercise exceeds the grant price of the SAR; by

  (b)
  The number of Shares with respect to which the SAR is exercised.

        The payment upon SAR exercise shall be in Shares. Any Shares delivered in payment shall be deemed to have a value equal to the Fair Market Value on the date of exercise of the SAR.

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Article 8. Restricted Stock

        8.1    Grant of Restricted Stock.    Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock to Participants in such amounts as the Committee shall determine.

        8.2    Restricted Stock Agreement.    Each Restricted Stock grant shall be evidenced by a Restricted Stock Award Agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock granted, and such other provisions as the Committee shall determine which are not inconsistent with the terms of this Plan.

        8.3    Other Restrictions.    The Committee may impose such other conditions and/or restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock, restrictions based upon the achievement of specific performance goals, time-based restrictions on vesting following the attainment of the performance goals, time-based restrictions, and/or restrictions under applicable federal or state securities laws.

        To the extent deemed appropriate by the Committee, the Company may retain the certificates representing Shares of Restricted Stock in the Company's possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied.

        Except as otherwise provided in the Award Agreement, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall become freely transferable by the Participant after the last day of the applicable Period of Restriction.

        8.5    Voting Rights.    If the Committee so determines, Participants holding Shares of Restricted Stock granted hereunder may be granted the right to exercise full voting rights with respect to those Shares during the Period of Restriction.

        8.6    Dividends and Other Distributions.    During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder (whether or not the Company holds the certificate(s) representing such Shares) may, if the Committee so determines, be credited with dividends paid with respect to the underlying Shares while they are so held. The Committee may apply any restrictions to the dividends that the Committee deems appropriate. Without limiting the generality of the preceding sentence, if the grant or vesting of Restricted Shares granted to a Covered Employee is designed to comply with the requirements of the Performance-Based Exception, the Committee may apply any restrictions it deems appropriate to the payment of dividends declared with respect to such Restricted Shares, such that the dividends and/or the Restricted Shares maintain eligibility for the Performance-Based Exception.

Article 9. Deferred Stock and Restricted Stock Units

        9.1    Award of Deferred Stock Units.    Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may award Deferred Stock Units to Participants in lieu of payment of a bonus or other Award if so elected by a Participant under such terms and conditions as the Committee shall determine, including terms that provide for the grant of Deferred Stock Units valued in excess of the bonus or Award deferred.

        9.2    Election to Receive Deferred Stock Units.    A Participant must make an election to receive Deferred Stock Units in the calendar year before the calendar year in which the services related to the Award are first performed. The Committee may require a Participant to defer, or permit (subject to any conditions as the Committee may from time to time establish) a Participant to elect to defer, receipt of all or any portion of any payment of cash or Shares that otherwise would be due to such

8

Participant in payment or settlement of an Award under the Plan, to the extent consistent with Section 409A of the Code. (Such payments may include, without limitation, provisions for the payment or crediting of reasonable interest in respect of deferred payments credited in cash, and the payment or crediting of dividend equivalents in respect of deferred amounts credited in stock equivalents.) Settlement of any Deferred Stock Units shall be made in a single sum of cash or Shares.

        9.3    Grant of Restricted Stock Units.    Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Restricted Stock Units to Participants in such amounts as the Committee may determine.

        9.4    Restricted Stock Units Agreement.    Each Restricted Stock Unit grant shall be evidenced by a Restricted Stock Unit Award Agreement that shall specify the date or dates and any other terms and conditions on which the Restricted Stock Units may vest and such other terms and conditions of the grant as the Committee shall determine.

        9.5    Form and Timing of Payment of Restricted Stock Units.    Payment of vested Restricted Stock Units, or, if a Restricted Stock Unit Award is subject to partial vesting, the vested portion of such Award, shall be made in a single sum of cash or Shares or a combination thereof as soon as practicable after the Restricted Stock Units or portion of the Award vests, but in no event later than 2 1/2 months after the calendar year in which vesting occurs. It is intended that a Restricted Stock Unit Award be exempt from the application of Section 409A of the Code as a "short-term deferral."

Article 10. Other Stock Unit Awards

        10.1    Grant of Other Stock Unit Awards.    Subject to the terms of the Plan, Other Stock Unit Awards that are valued in whole or in part by reference to, or are otherwise based on, Shares or other property, may be granted to Participants, either alone or in addition to other Awards granted under the Plan, and such Other Stock Units shall also be available as a form of payment in the settlement of other Awards granted under the Plan. Other Stock Units shall be granted upon such terms, and at any time and from time to time, as shall be determined by the Committee.

        10.2    Award Agreement.    Each Other Stock Unit grant shall be evidenced by an Other Stock Unit Agreement that shall specify the restrictions upon such Other Stock Units, if any, the number of Other Stock Units granted, and such other provisions as the Committee shall determine which are not inconsistent with the terms of this Plan.

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Article 11. Performance Shares

        11.1    Grant of Performance Shares Awards.    Subject to the terms of the Plan, Performance Shares Awards may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee.

        11.2    Award Agreement.    At the Committee's discretion, each grant of Performance Shares Awards may be evidenced by an Award Agreement that shall specify the initial value, the duration of the Award, the performance measures, if any, applicable to the Award, and such other provisions as the Committee shall determine which are not inconsistent with the terms of the Plan.

        11.3    Value of Performance Shares Awards.    Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the number and/or value of Performance Shares Awards that will be paid out to the Participant. For purposes of this Article 11, the time period during which the performance goals must be met shall be called a "Performance Period."

        11.4    Earning of Performance Shares Awards.    Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Shares Awards shall be entitled to receive a payout based on the number and value of Performance Shares Awards earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.

        11.5    Form and Timing of Payment of Performance Shares Awards.    Payment of earned Performance Shares Awards shall be as determined by the Committee and, if applicable, as evidenced in the related Award Agreement. Subject to the terms of the Plan, the Committee, in its sole discretion, may pay earned Performance Shares Awards in the form of cash or in Shares (or in a combination thereof) that have an aggregate Fair Market Value equal to the value of the earned Performance Shares Awards at the close of the applicable Performance Period. Such Shares may be delivered subject to any restrictions deemed appropriate by the Committee. No fractional shares will be issued. The determination of the Committee with respect to the form of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award or the resolutions establishing the Award.

        Unless otherwise provided by the Committee, Participants holding Performance Shares shall be entitled to receive dividend units with respect to dividends declared with respect to the Shares represented by such Performance Shares.

Article 12. Performance Measures

        Unless and until the Committee proposes for shareholder vote and the Company's shareholders approve a change in the general performance measures set forth in this Article 12, the attainment of which may determine the degree of payout and/or vesting with respect to Awards to Covered Employees that are designed to qualify for the Performance-Based Exception, the performance measure(s) to be used for purposes of such grants shall be chosen from among: revenue, earnings per share, operating income, net income (before or after taxes), cash flow (including, but not limited to, operating cash flow and free cash flow), gross profit, growth in any of the preceding measures, gross profit return on investment, gross margin return on investment, working capital, gross margins, EBIT, EBITDA, return on equity, return on assets, return on capital, revenue growth, total shareholder return, economic value added, customer satisfaction, technology leadership, number of new patents, employee retention, market share, market segment share, product release schedules, new product innovation, cost reduction through advanced technology, brand recognition/acceptance, and product ship targets. Additionally, the Committee may exclude the impact of an event or occurrence which the

10

Committee determines should appropriately be excluded, including an event not within the reasonable control of the Company's management.

        Performance measures may be set either at the corporate level, subsidiary level, division level, or business unit level.

        Awards that are designed to qualify for the Performance-Based Exception, and that are held by Covered Employees, may not be adjusted upward (the Committee shall retain the discretion to adjust such Awards downward).

        If applicable tax and/or securities laws change to permit Committee discretion to alter the governing performance measures without obtaining shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining shareholder approval.

Article 13. Rights of Participants

        13.1    Employment.    Nothing in the Plan shall confer upon any Participant any right to continue in the Company's or its Subsidiaries' employ, or as a Director, or interfere with or limit in any way the right of the Company or its Subsidiaries to terminate any Participant's employment or directorship at any time.

        13.2    Participation.    No Employee or Director shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

        13.3    Rights as a Stockholder.    Except as provided in Sections 8.5, 8.6 and 11.5 or in the applicable Award Agreement consistent with Articles 8, 9, 10, or 11, a Participant shall have none of the rights of a shareholder with respect to shares of Common Stock covered by any Award until the Participant becomes the record holder of such Shares.

        13.4    Nontransferability.    Unless otherwise set forth by the Committee in an Award Agreement, Awards (except for vested shares) shall not be transferable by a Participant except by will or the laws of descent and distribution (except pursuant to a Beneficiary designation) and shall be exercisable during the lifetime of a Participant only by such Participant or his or her guardian or legal representative. Under no circumstances will an Award be transferable for value or consideration. A Participant's rights under the Plan may not be pledged, mortgaged, hypothecated, or otherwise encumbered, and shall not be subject to claims of the Participant's creditors.

Article 14. Termination of Employment/Directorship

        Upon termination of the Participant's employment or directorship for any reason other than Disability, death, or, in the case of NQSOs, retirement, an Option granted to the Participant may be exercised by the Participant or permitted transferee at any time on or prior to the earlier of the expiration date of the Option or the expiration of three (3) months after the date of termination but only if, and to the extent that, the Participant was entitled to exercise the Option at the date of termination. Upon termination of the Participant's employment or directorship due to retirement (as defined in the Award Agreement), a NQSO granted to the Participant may be exercised by the Participant or permitted transferee at any time on or prior to the earlier of the expiration date of the Option or the expiration of two (2) years after the date of termination due to retirement (as defined in the Award Agreement) but only if, and to the extent that, the Participant was entitled to exercise the Nonqualified Stock Option at the date of termination. Upon termination of the Participant's employment or directorship for any reason other than Disability or death, all Awards other than Options shall be treated as set forth in the applicable Award Agreement. If the employment or directorship of a Participant terminates by reason of the Participant's Disability or death, all Awards shall be treated as set forth in the applicable Award Agreements.

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        Unless otherwise determined by the Committee, an authorized leave of absence pursuant to a written agreement or other leave entitling an Employee to reemployment in a comparable position by law or rule shall not constitute a termination of employment for purposes of the Plan unless the Employee does not return at or before the end of the authorized leave or within the period for which re-employment is guaranteed by law or rule. For purposes of this Article, a "termination" includes an event which causes a Participant to lose his eligibility to participate in the Plan (e.g., an individual is employed by a company that ceases to be a Subsidiary). In the case of a nonemployee director, the meaning of "termination" includes the date that the individual ceases to be a director of the Company or its Subsidiaries.

        Notwithstanding the foregoing, the Committee has the authority to prescribe different rules that apply upon the termination of employment of a particular Participant, which shall be memorialized in the Participant's original or amended Award Agreement or similar document.

        An Award that remains unexercised after the latest date it could have been exercised under any of the foregoing provisions or under the terms of the Award shall be forfeited.

Article 15. Change in Control

        In the event of (1) any sale or conveyance to another entity of all or substantially all of the property and assets of the Company or (2) a Change in Control, unless otherwise specifically prohibited under applicable laws, or by the rules and regulations of any governing governmental agencies or national securities exchange or trading system, or unless the Committee shall otherwise specify in the Award Agreement, the Board, in its sole discretion, may:

  (a)
  elect to terminate Options or SARs in exchange for a cash payment equal to the amount by which the Fair Market Value of the Shares subject to such Option to the extent the Option or SAR has vested exceeds the exercise price with respect to such Shares;

  (b)
  elect to terminate Options or SARs provided that each Participant is first notified of and given the opportunity to exercise his/her vested Options for a specified period of time (of not less than 15 days) from the date of notification and before the Option or SAR is terminated;

  (c)
  permit Awards to be assumed by a new parent corporation or a successor corporation (or its parent) and replaced with a comparable Award of the parent corporation or successor corporation (or its parent);

  (d)
  amend an Award Agreement or take such other action with respect to an Award that it deems appropriate; or

  (e)
  implement any combination of the foregoing.

Article 16. Amendment, Modification, and Termination

        16.1    Amendment, Modification, and Termination.    Subject to the terms of the Plan, the Board may at any time and from time to time, alter, amend, suspend, or terminate the Plan in whole or in part.

        16.2    Awards Previously Granted.    Notwithstanding any other provision of the Plan to the contrary, no termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award. Except in connection with a corporate transaction involving the company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), the terms of outstanding awards may not be amended to reduce the exercise price of

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outstanding Options or SARs or cancel outstanding Options or SARS in exchange for cash, other awards or Options or SARs with an exercise price that is less than the exercise price of the original Options or SARs without stockholder approval.

        16.3    Shareholder Approval Required for Certain Amendments.    Shareholder approval will be required for any amendment of the Plan that does any of the following: (a) increases the maximum number of Shares subject to the Plan; (b) changes the designation of the class of persons eligible to receive ISOs under the Plan; or (c) modifies the Plan in a manner that requires shareholder approval under applicable law or the rules of a stock exchange or trading system on which Shares are traded.

Article 17. Withholding

        The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy any applicable taxes (including social security or social charges), domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan. The Participant may satisfy, totally or in part, such Participant's obligations pursuant to this Section 17 by electing to have Shares withheld, to redeliver Shares acquired under an Award, or to deliver previously owned Shares that have been held for at least six (6) months, provided that the election is made in writing on or prior to (i) the date of exercise, in the case of Options or SARs; (ii) the date of payment, in the case of Performance Shares/Deferred Stock Units/Restricted Stock Units; or (iii) the expiration of the Period of Restriction in the case of Restricted Stock. Any election made under this Section 17 may be disapproved by the Committee at any time in its sole discretion. If an election is disapproved by the Committee, the Participant must satisfy his obligations pursuant to this paragraph in cash.

Article 18. Successors

        All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, through merger, consolidation, or otherwise, of all or substantially all of the business, stock and/or assets of the Company.

Article 19. General Provisions

        19.1    Gender and Number.    Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

        19.2    Severability.    If any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

        19.3    Requirements of Law.    The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

        19.4    Securities Law Compliance.    With respect to Insiders, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act, unless determined otherwise by the Board. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Board.

        19.5    Listing.    The Company may use reasonable endeavors to register Shares issued pursuant to Awards with the United States Securities and Exchange Commission or to effect compliance with the

13

registration, qualification, and listing requirements of any state or foreign securities laws, stock exchange, or trading system.

        19.6    Inability to Obtain Authority.    The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

        19.7    No Additional Rights.    Neither the Award nor any benefits arising under this Plan shall constitute part of an employment contract between the Participant and the Company or any Subsidiary, and accordingly, subject to Section 16.2, this Plan and the benefits hereunder may be terminated at any time in the sole and exclusive discretion of the Committee without giving rise to liability on the part of the Company for severance payments.

        19.8    Noncertificated Shares.    To the extent that the Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange or trading system.

        19.9    Governing Law.    The Plan and each Award Agreement shall be governed by the laws of Massachusetts, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction. Unless otherwise provided in the Award Agreement, recipients of an Award under the Plan are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts whose jurisdiction covers Massachusetts, to resolve any and all issues that may arise out of or relate to the Plan or any related Award Agreement.

        19.10    Compliance with Code Section 409A.    No Award that is subject to Section 409A of the Code shall provide for deferral of compensation that does not comply with Section 409A of the Code, unless the Board, at the time of grant, specifically provides that the Award is not intended to comply with Section 409A of the Code. Notwithstanding any provision in the Plan to the contrary, with respect to any Award subject to Section 409A, distributions on account of a separation from service may not be made to Key Employees before the date which is six (6) months after the date of separation from service (or, if earlier, the date of death of the employee).

Dated as of July 27, 2005	Haemonetics Corporation
	By:	Chief Executive Officer

Date of Shareholder Approval: July 27, 2005

Amendment to Section 4.1 Approved:

14

REVOCABLE PROXY

HAEMONETICS CORPORATION

ANNUAL MEETING OF STOCKHOLDERS

Date: July 31, 2008

Time: 9:30 A.M.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby appoints Brad Nutter and Ronald Gelbman with full power of substitution, attorneys and proxies to represent the undersigned at the Annual Meeting of Stockholders of Haemonetics Corporation to be held Thursday, July 31, 2008 at 9:30 a.m. at Haemonetics Corporate Headquarters, 400 Wood Road, Braintree, Massachusetts and at any adjournment or adjournments thereof, to vote in the name and place of the undersigned with all the power which the undersigned would possess if personally present, all of the stock of Haemonetics Corporation standing in the name of the undersigned, upon such business as may properly come before the meeting, including the following as set forth hereon.

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR PROVIDE YOUR INSTRUCTIONS TO VOTE VIA THE INTERNET OR BY TELEPHONE.

(Continued, and to be marked, dated and signed, on the other side)
—FOLD AND DETACH HERE—

HAEMONETICS CORPORATION—ANNUAL MEETING, JULY 31, 2008

         YOUR VOTE IS IMPORTANT!
Proxy Materials are available on-line at:
https://www.proxyvotenow.com/hae

You can vote in one of three ways:

1.  Call toll free 1-866-564-2331 on a touch-tone phone. There is NO CHARGE to you for this call.

or

2.    Visit the Internet at https://www.proxyvotenow.com/hae and follow the instructions.

or

3.    Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS

REVOCABLE PROXY
HAEMONETICS CORPORATION

☒    PLEASE MARK VOTES AS IN THIS EXAMPLE

1. ELECTION OF DIRECTORS:	For ☐	Withhold All ☐	For All Except ☐

    Nominees:
    (01) Lawrence C. Best            (02) Richard M. Meelia
    (03) Ronald L. Merriman

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

Annual Meeting of Stockholders July 31, 2008

		For	Against	Abstain
2.	To consider and act upon a proposal to amend the Haemonetics Corporation 2005 Long-Term Incentive Compensation Plan.	☐	☐	☐
3.	To ratify the selection of Ernst & Young LLP as independent registered public accountants for the current fiscal year.	☐	☐	☐
4.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. ANY PROXY HERETOFORE GIVEN BY THE UNDERSIGNED WITH RESPECT TO SUCH STOCK IS HEREBY REVOKED. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS AS SET FORTH IN THE PROXY STATEMENT AND FOR ITEMS 2 AND 3.
Materials Election
As of July 1, 2007 SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice.				☐
Mark here for address change and note change			☐

Note: Please sign exactly as your name(s) appear(s) on the Proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Please be sure to sign and date this Proxy in the box below.

Date

Sign above

IF YOU WISH TO PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR INTERNET, PLEASE READ THE INSTRUCTIONS BELOW

FOLD AND DETACH HERE IF YOU ARE VOTING BY MAIL

PROXY VOTING INSTRUCTIONS

Stockholders of record have three ways to vote:
1. By mail; or
2. By telephone (using a touch-tone phone); or
3. By Internet.
A telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned this proxy. Please note telephone and Internet votes must be cast prior to 3 a.m., July 31, 2008. It is not necessary to return this proxy if you vote by telephone or Internet.

Vote by Telephone
Call toll-free on a touch-tone phone anytime prior to 3 a.m., July 31, 2008.
 1-866-564-2331

Vote by Internet
anytime prior to 3 a.m., July 31, 2008 go to
 https://www.proxyvotenow.com/hae

Please note that the last vote received, whether by telephone, Internet or mail will be the vote counted. Any person wishing to revoke a vote submitted by telephone or internet may (a) simply re-vote in the same manner and the last received vote cast will be recorded in the final tally or (b) vote in person at the Meeting.

Haemonetics' Proxy and annual report are also available at:

https://www.proxyvotenow.com/hae

Your vote is important!

QuickLinks

HAEMONETICS CORPORATION Notice of Annual Meeting of Stockholders July 31, 2008
Table of Contents
GENERAL INFORMATION
BOARD OF DIRECTORS
  ITEM 1—ELECTION OF DIRECTORS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS, AND MANAGEMENT
COMPENSATION DISCUSSION and ANALYSIS
REPORT OF THE COMPENSATION COMMITTEE
EXECUTIVE COMPENSATION
Outstanding Equity Awards for Fiscal Year Ended March 29, 2008
Option Exercises and Stock Vested for Fiscal Year End March 29, 2008
EQUITY COMPENSATION PLANS
DIRECTORS' COMPENSATION
Director Compensation Table for Fiscal Year End March 29, 2008
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
  ITEM 2—APPROVAL OF AN AMENDMENT OF THE HAEMONETICS CORPORATION 2005 LONG-TERM INCENTIVE COMPENSATION PLAN
  ITEM 3—RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Audit Committee Report(1)
Additional Information
Appendix 1: Summary of 2005 Long-Term Incentive Compensation Plan
TABLE OF CONTENTS
Article 1. Establishment, Objectives, and Duration
Article 2. Definitions
Article 3. Administration
Article 4. Shares Subject to the Plan and Maximum Awards
Article 5. Eligibility and Participation
Article 6. Stock Options
Article 7. Stock Appreciation Rights
Article 8. Restricted Stock
Article 9. Deferred Stock and Restricted Stock Units
Article 10. Other Stock Unit Awards
Article 11. Performance Shares
Article 12. Performance Measures
Article 13. Rights of Participants
Article 14. Termination of Employment/Directorship
Article 15. Change in Control
Article 16. Amendment, Modification, and Termination
Article 17. Withholding
Article 18. Successors
Article 19. General Provisions
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR PROVIDE YOUR INSTRUCTIONS TO VOTE VIA THE INTERNET OR BY TELEPHONE.
HAEMONETICS CORPORATION—ANNUAL MEETING, JULY 31, 2008
REVOCABLE PROXY HAEMONETICS CORPORATION
Annual Meeting of Stockholders July 31, 2008
FOLD AND DETACH HERE IF YOU ARE VOTING BY MAIL
PROXY VOTING INSTRUCTIONS